                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-2594
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                               MFS SERIES TRUST IV
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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               (Address of principal executive offices) (Zip code)

                             James R. Bordewick, Jr.
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                    Date of fiscal year end: August 31, 2003
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                   Date of reporting period: February 29, 2004
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
ITEM 1. REPORTS TO STOCKHOLDERS.

MFS(R) Mutual Funds

SEMIANNUAL REPORT 2/29/04

MFS(R) MUNICIPAL BOND FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

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MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
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Privacy is a concern for every investor today. At MFS Investment Management(R)
and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
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NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) MUNICIPAL BOND FUND

The fund seeks as high a level of current income exempt from federal income taxes as is considered consistent with prudent investing while seeking protection of shareholders' capital.

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To view MFS' statement concerning regulatory issues affecting the mutual fund industry and the firm, please visit mfs.com.
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TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW                                  5
----------------------------------------------------
PERFORMANCE SUMMARY                                9
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PORTFOLIO OF INVESTMENTS                          12
----------------------------------------------------
FINANCIAL STATEMENTS                              32
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     38
----------------------------------------------------
TRUSTEES AND OFFICERS                             49
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       51
----------------------------------------------------
CONTACT INFORMATION                               52
----------------------------------------------------
ASSET ALLOCATION                                  53

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

As the firm's new Chief Executive Officer, I want to thank you for your continued trust in MFS and tell you about the series of actions we have taken since our recent settlements with the regulators. These actions are designed to enhance the governance structure of the MFS funds, tighten our business practices, and strengthen the management team at MFS.

In early February, Robert Pozen joined MFS as non-executive Chairman. A seasoned veteran of the mutual fund industry, Bob has held prior positions as President of Fidelity Management & Research Company, as Associate General Counsel of the Securities and Exchange Commission, and as a visiting professor at Harvard Law School.

In an effort to develop and implement policies that we believe will set a new standard in regulatory compliance, MFS has hired two new senior executives. Jeffrey Carp is joining us as General Counsel with responsibility for all of our legal affairs. Previously he was a senior partner with the law firm of Hale and Dorr LLP. Also joining MFS in the new position of Executive Vice President of Regulatory Affairs is Maria Dwyer, who returned to the firm after serving as a senior executive at Fidelity. At MFS, Maria is in charge of compliance, internal audit, and fund treasury.

In the area of governance, we have taken steps to enhance the independence of our funds' boards of trustees to better protect the interests of shareholders. We have independent board chairs and at least 75% of the trustees are independent. The trustees will appoint not only their own counsel but also an independent compliance officer. This officer will assist the boards and their committees in monitoring the MFS funds' compliance with federal and state regulations.

In February, MFS reached agreements with federal and state regulators to settle their administrative proceedings against the firm and two senior executives in connection with market timing and related issues. Under the terms of the settlements, we agreed to pay $225 million to compensate affected retail fund shareholders. The $225 million will be distributed in accordance with a distribution plan developed by an independent consultant.

We have further agreed with state regulators to reduce management fees on certain funds we advise by approximately $25 million annually over the next five years and to pay an administrative fine of $1 million, which will be used for the purpose of investor education. We have introduced a set of policies designed to protect the MFS funds and MFS fund shareholders from market timing abuses. By July, all MFS retail funds, except money market funds, will have a 2% redemption fee on short-term trades. Our global, international, high-yield, mid- and small-cap funds will impose the 2% fee on redemptions or exchanges of fund shares made within 30 calendar days of a share purchase. For all other MFS funds, except money market funds, the 2% fee will be imposed on redemptions or exchanges made within 5 business days of a share purchase. See the fund prospectus for more information.

We continue to use fair value pricing, a strategy that minimizes the potential for investors to take advantage of "stale" prices. These can occur, as one example, when funds own foreign securities whose prices close on overseas exchanges in different time zones. At the same time, we enhanced our monitoring of excessive trading. We did so by increasing our staff and updating our computer systems to improve our ability to detect excessive trading in our funds. Finally, we are supporting industry efforts to establish a "hard" 4 p.m. close on all trading, which would prevent the possibility of late trading.

In March, MFS reached a second settlement with the SEC under an administrative proceeding resolving the SEC's investigation into how we disclosed brokerage allocation practices in connection with fund sales. According to the settlement order, we did not effectively disclose the potential conflict of interest that may arise from these arrangements.

Under the terms of the settlement, MFS has agreed to pay one dollar in disgorgement and $50 million in penalty to MFS fund shareholders. The settlement noted that MFS had policies in place designed to obtain best execution of all trades of securities within MFS portfolios.

This past November, MFS eliminated the above mentioned practice of directing brokerage commissions to certain firms in recognition of fund sales. Additionally, we announced in March that we would ban the use of soft dollars to acquire third-party securities research and market data. Soft dollars are permitted under federal securities laws. In fact, it is a common industry practice to use a portion of the brokerage commissions to pay for certain research and execution products and services that are provided to asset managers. MFS will now pay cash out of its own pocket for third-party research and market data.

MFS continues to be financially strong, with more than U.S. $140 billion (as of 12/31/03) in assets under management, which continued to be stable during the first quarter of 2004. We also have the full support of our parent company, Sun Life Financial, an internationally diversified financial services firm that manages more than U.S. $269 billion (as of 12/31/03).

We chose to settle these two proceedings with the SEC so we could concentrate on serving our fund shareholders. As Chief Investment Officer, my focus is on ensuring that our portfolio teams work closely together and take full advantage of all the resources available to them to deliver the best possible investment performance.

As the inventor of the open-end mutual fund in America in 1924, MFS has a strong tradition and culture of innovation. By strengthening our business and governance practices, we believe we have an unprecedented opportunity to set a new standard in the mutual fund industry.

As I look ahead, I do so with confidence. The collaboration among MFS employees, many of whom have worked at the firm for their entire careers, continues as we remain singularly dedicated to our clients. It has been our sincere privilege to serve you, and we thank you for the confidence that you have shown in MFS.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2004

Note to Shareholders: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as non-executive Chairman. Also, on February 6, 2004, Robert J. Manning was appointed Chief Executive Officer, President, and Chief Investment Officer.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

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MFS ORIGINAL RESEARCH(R)
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MFS Original Research

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o    global asset management expertise across all asset classes

o    time-tested money management process for pursuing consistent results

o    full spectrum of investment products backed by MFS Original Research(R)

o    resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o    analyzing financial statements and balance sheets

o    talking extensively with companies' customers and competitors

o    developing our own proprietary estimates of companies' earnings

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MANAGEMENT REVIEW
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MARKET ENVIRONMENT

Over the six-month period ended February 29, 2004, bond prices rallied dramatically as rates fell. On average, municipal issues modestly outperformed U.S. Treasury issues of similar maturities. (Principal and interest of U.S. Treasury securities, however, are guaranteed by the U.S. government if held to maturity.)

The key driver of falling rates, in our view, was a turnaround in investor expectations. In September of 2003, we felt the market in general expected that continued consumer demand would lead to increased manufacturing output, increased capital spending by corporations, and increased hiring. Along with many investors, we believed those trends would potentially put upward pressure on inflation and lead the Federal Reserve Board to begin raising interest rates by the spring of 2004.

However, while consumers did continue to spend over the period, corporate spending on plants and equipment rose only modestly, and job creation was disappointingly weak. This set of circumstances, in our opinion, confirmed the view of the Federal Reserve Board, stated late in the period, that it would leave short-term rates unchanged for the foreseeable future, in part due to excess capacity in the system. These factors, we believe, increased the perceived risk that the economic recovery could falter and, therefore, caused investors to push up long-term bond prices - because high-quality bonds are seen as a refuge in times of economic concern. As of period-end on February 29, 2004 we believe the consensus view among economists is that the Fed would not increase rates until December of 2004 at the earliest.

PORTFOLIO CONCENTRATION AS OF 2/29/04
QUALITY RATINGS

          AAA                           64.5%
          AA                            12.4%
          A                             13.5%
          BBB                            8.7%
          BB                             0.05%
          Not rated                      0.8%
          Other                          0.05%

The portfolio is actively managed, and current holdings may be different.

PERFORMANCE RELATIVE TO OUR LIPPER PEER GROUP

Over the period, the fund underperformed the average fund in its Lipper peer group, general municipal debt funds. The key driver of that underperformance was a relatively short average duration, as compared with our Lipper peers. (Duration is a measure of a fund's sensitivity to changes in interest rates.)

Historically, our investment philosophy has been to try to be duration-neutral relative to our peers. However, over the period we did manage the portfolio to be relatively short on duration - i.e., less sensitive to interest rate changes - because we felt there was a greater probability that rates would rise, which would have been negative for bond prices. When the opposite occurred and rates fell, our shorter duration caused us to benefit somewhat less than our peers from the rally in bond prices.

Not owning lower-quality bonds was also negative for performance relative to our peers. The fund is positioned as a high-quality fund and our prospectus does not permit the purchase of non-investment-grade issues (those rated below "BBB" by the major rating agencies) or the purchase of unrated issues, unless our analysts deem those unrated bonds to be investment-grade. Our peer group, however, includes funds that do purchase lower-rated bonds. As corporate profits generally improved over the period and U.S. firms in general continued to strengthen their balance sheets, lower-rated corporate-backed municipal issues outperformed higher-grade issues. In that environment, our inability to purchase lower-rated issues hurt performance relative to our peers.

Security selection, however, benefited performance against our peers. In the health care sector, our analysts' selections of hospital bonds were particularly strong. Lease-backed bonds were another area of relative outperformance compared with our peers. These portfolio holdings were largely state-appropriated debt issues, which are paid through annual state appropriations.

PERFORMANCE RELATIVE TO THE LEHMAN INDEX

Over the period, the fund also underperformed its benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index). Here again, our short duration posture was a key detractor from relative results, as explained above.

A relative overweighting in housing bonds also dampened results. Over the longer term, we like this sector because it has historically delivered lower volatility of returns and higher levels of income than some sectors with similar risk levels. However, falling interest rates over the period increased the prepayment risks associated with housing bonds and therefore muted their performance. (Prepayment risk is the risk that homeowners will prepay their mortgages to refinance at a lower rate, forcing housing bond holders to reinvest at lower prevailing rates.)

A relative underweighting in tobacco bonds also modestly held back performance. Tobacco bonds are state bonds backed by payments under the Master Settlement Agreement (MSA) between the states and the major tobacco companies, in which the states agreed to drop their lawsuits against the firms in return for a series of payments. An underweighting in those bonds had helped performance during the preceding one-year period that ended
August 31, 2003, as other lawsuits raised concerns about the tobacco firms' ability to continue MSA payments. During the six-month period ended February 29, 2004, however, those litigation concerns appeared to subside, tobacco bonds rallied, and our underweighting proved somewhat detrimental to performance.

Positioning on the yield curve, however, helped our relative performance against the Lehman Index. When interest rates fall, as they did over the period, bonds with longer maturities receive a greater benefit from the rate move than shorter-maturity bonds. In that environment, performance benefited from our overweighting relative to the Lehman Index in longer-maturity bonds and our underweighting in bonds with maturities below five years.

    Respectfully,

/s/ Michael L. Dawson                    /s/ Geoffrey L. Schechter

    Michael L. Dawson                        Geoffrey L. Schechter
    Portfolio Manager                        Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

--------------------------------------------------------------------------------
Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment- related news.

o From Week in Review, link to MFS Global Investment Perspective for our current view of the world.
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

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PERFORMANCE SUMMARY THROUGH 2/29/04
-------------------------------------------------------------------------------

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TOTAL RETURNS

------------------------
Average annual
without sales charge
------------------------

                     Class
      Share        inception
      class           date        6-mo     1-yr      3-yr      5-yr     10-yr

  ----------------------------------------------------------------------------
        A          12/16/1976      --       5.86%     6.78%     5.70%    5.59%
  ----------------------------------------------------------------------------
        B           9/7/1993       --       5.02%     5.93%     4.87%    4.70%
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------------------------
Average annual
------------------------

  Comparative benchmarks
  ----------------------------------------------------------------------------
  Average general municipal
  debt fund+                       6.43%    5.91%     5.96%     4.83%    5.34%
  ----------------------------------------------------------------------------
  Lehman Brothers Municipal
  Bond Index#                      6.52%    6.30%     6.93%     6.11%    6.40%
  ----------------------------------------------------------------------------

Periods less than one year are actual, not annualized.

------------------------
Average annual
with sales charge
------------------------

      Share
      class                       6-mo     1-yr      3-yr      5-yr     10-yr

  ----------------------------------------------------------------------------
        A                          --       0.83%     5.06%     4.68%    5.08%
  ----------------------------------------------------------------------------
        B                          --       1.02%     5.03%     4.53%    4.70%
  ----------------------------------------------------------------------------

------------------------
Cumulative without
sales charge
------------------------

  ----------------------------------------------------------------------------
        A                         6.30%     5.86%    21.74%    31.94%   72.34%
  ----------------------------------------------------------------------------
        B                         5.89%     5.02%    18.85%    26.82%   58.34%
  ----------------------------------------------------------------------------

Periods less than one year are actual, not annualized.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance.
# Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

THE LEHMAN BROTHERS MUNICIPAL BOND INDEX - is a broad measure of the municipal bond market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflects the deduction of the maximum 4.75% sales charge. Class B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

Income earned on bonds issued by states of which you are not a resident, or their political subdivisions, may be subject to taxation by the state in which you reside.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

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PORTFOLIO OF INVESTMENTS (unaudited) - 2/29/04
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The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.7%
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                                                        PRINCIPAL AMOUNT
ISSUER                                                   (000 Omitted)               $ VALUE
--------------------------------------------------------------------------------------------
Airport & Port Revenue - 2.9%
--------------------------------------------------------------------------------------------
Chicago, IL, O'Hare International Airport Rev. (2nd
Lien Passenger Facility D), AMBAC, 5.5%, 2019                      $1,845         $2,027,563
--------------------------------------------------------------------------------------------
Chicago, IL, O'Hare International Airport Rev. (3rd
Lien Passenger Facility B), FSA, 5.75%, 2022                        1,125          1,235,160
--------------------------------------------------------------------------------------------
Chicago, IL, O'Hare International Airport Rev.,
RITES, FSA, 10.2016%, 2022+(+)                                      2,500          2,989,600
--------------------------------------------------------------------------------------------
Chicago, IL, O'Hare International Airport Rev.,
RITES, XLCA, 10.7016%, 2029+(+)                                     3,000          3,705,600
--------------------------------------------------------------------------------------------
Connecticut Airport Rev. (Bradley International
Airport), FGIC, 7.65%, 2012                                         3,460          3,583,522
--------------------------------------------------------------------------------------------
Connecticut Airport Rev. (Bradley International
Airport), FGIC, 7.65%, 2012(++)                                     1,540          1,599,752
--------------------------------------------------------------------------------------------
Denver, CO, City & County Airport Rev., RITES, AMBAC,
10.71%, 2017+(+)                                                    2,500          3,148,150
--------------------------------------------------------------------------------------------
Massachusetts Port Authority Rev., 6%, 2011 - 2012                  1,205          1,394,908
--------------------------------------------------------------------------------------------
Massachusetts Port Authority Rev., 13%, 2013(++)                    3,345          5,126,079
--------------------------------------------------------------------------------------------
Massachusetts Port Authority Rev., 6.125%, 2017                     1,500          1,756,950
--------------------------------------------------------------------------------------------
Miami Dade County Florida, Aviation Rev. "A" (Miami
International Airport), FGIC, 5%, 2033                              5,000          5,151,000
--------------------------------------------------------------------------------------------
Niagara, NY, Frontier Transportation Authority
(Buffalo-Niagara International Airport), MBIA, 5.875%, 2013         1,485          1,676,817
--------------------------------------------------------------------------------------------
Port of Seattle, WA, "A", FGIC, 5.5%, 2021                          4,000          4,345,320
--------------------------------------------------------------------------------------------
                                                                                 $37,740,421
--------------------------------------------------------------------------------------------
Chemicals - 0.3%
--------------------------------------------------------------------------------------------
Brazos River, TX, Harbor Navigation District (Dow
Chemical Co.), 5.7%, 2033                                          $3,500         $3,786,335
--------------------------------------------------------------------------------------------

General Obligations - General Purpose - 12.8%
--------------------------------------------------------------------------------------------
Allen County, IN, Jail Building Corp., First
Mortgage, 5.75%, 2020                                              $2,750         $3,158,540
--------------------------------------------------------------------------------------------
Chelmsford, MA, School Improvements, 6%, 2018                         100            118,282
--------------------------------------------------------------------------------------------
Chicago, IL, FGIC, 6.125%, 2020                                     3,785          4,500,592
--------------------------------------------------------------------------------------------
Chicago, IL, RITES, AMBAC, 9.7902%, 2018+(+)                        5,900          7,984,824
--------------------------------------------------------------------------------------------
Commonwealth of Massachusetts, 6.5%, 2008(++)                       6,300          7,423,794
--------------------------------------------------------------------------------------------
Commonwealth of Massachusetts, 6%, 2015(++)                         3,700          4,456,095
--------------------------------------------------------------------------------------------
Commonwealth of Massachusetts, FGIC, 7%, 2009(++)                   7,000          8,600,200
--------------------------------------------------------------------------------------------
Commonwealth of Massachusetts, ROLs, 9.742%, 2017+(+)(++)           2,870          3,889,596
--------------------------------------------------------------------------------------------
Commonwealth of Puerto Rico, ROLs, XLCA, 9.876%, 2017+(+)           1,150          1,587,529
--------------------------------------------------------------------------------------------
Cranston, RI, FGIC, 6.375%, 2017                                      830          1,002,557
--------------------------------------------------------------------------------------------
Delaware County, OH, 6.25%, 2016                                    1,000          1,222,520
--------------------------------------------------------------------------------------------
Detroit, MI, 6.25%, 2009                                            5,235          5,578,887
--------------------------------------------------------------------------------------------
Detroit/Wayne County, MI, Stadium Authority, FGIC, 5.5%, 2017       6,000          6,700,500
--------------------------------------------------------------------------------------------
Hidalgo County, TX, AMBAC, 6%, 2016                                 1,005          1,196,875
--------------------------------------------------------------------------------------------
Houston County, AL, AMBAC, 6.25%, 2019                              3,315          3,996,597
--------------------------------------------------------------------------------------------
Lincoln County, TN, FGIC, 5.25%, 2017                               1,000          1,166,200
--------------------------------------------------------------------------------------------
Mobile County, AL, 6%, 2014                                         3,200          3,780,800
--------------------------------------------------------------------------------------------
New York City Urban Development Corp., 5.5%, 2016                  14,690         16,273,141
--------------------------------------------------------------------------------------------
New York City, NY, 7.5%, 2006                                         355            356,232
--------------------------------------------------------------------------------------------
New York City, NY, "B", 7.5%, 2007                                    955            958,314
--------------------------------------------------------------------------------------------
New York City, NY, "B", 5.75%, 2015                                 5,850          6,625,651
--------------------------------------------------------------------------------------------
New York City, NY, "D", 7.65%, 2006                                    10             10,035
--------------------------------------------------------------------------------------------
New York City, NY, FGIC, 5.75%, 2013 - 2014                        18,000         20,070,600
--------------------------------------------------------------------------------------------
New York City, NY, FGIC, 5.75%, 2015(++)                           11,085         12,106,372
--------------------------------------------------------------------------------------------
Philadelphia, PA, FSA, 5.25%, 2018                                  2,000          2,189,200
--------------------------------------------------------------------------------------------
Pittsfield, MA, MBIA, 5.5%, 2017                                      100            114,804
--------------------------------------------------------------------------------------------
San Antonio, TX, 5%, 2020                                           2,990          3,132,533
--------------------------------------------------------------------------------------------
Southlake, TX, AMBAC, 0%, 2018 - 2021                               4,985          2,059,019
--------------------------------------------------------------------------------------------
State of California, 5.5%, 2012 - 2013                              5,350          6,021,485
--------------------------------------------------------------------------------------------
State of California, 5.1%, 2034                                     5,000          5,000,200
--------------------------------------------------------------------------------------------
State of California, RITES, 9.6742%, 2012+(+)                       5,825          7,887,400
--------------------------------------------------------------------------------------------
State of California, RITES, XLCA, 10.2803%, 2017+(+)                6,875          9,057,263
--------------------------------------------------------------------------------------------
State of Washington, 6.75%, 2010                                    3,880          4,744,891
--------------------------------------------------------------------------------------------
State of Washington, 6%, 2012                                       4,360          5,257,419
--------------------------------------------------------------------------------------------
                                                                                $168,228,947
--------------------------------------------------------------------------------------------
General Obligations - Improvement - 2.8%
--------------------------------------------------------------------------------------------
Birmingham, AL, 5.75%, 2019                                        $1,000         $1,145,030
--------------------------------------------------------------------------------------------
District of Columbia, MBIA, 6.5%, 2010                              3,095          3,768,596
--------------------------------------------------------------------------------------------
District of Columbia, MBIA, 6.5%, 2010(++)                          2,905          3,582,272
--------------------------------------------------------------------------------------------
Manchester, NH, Public Improvements, 5.875%, 2019(++)               2,270          2,692,651
--------------------------------------------------------------------------------------------
Massachusetts Bay Transportation Authority (General
Transportation Systems), XLCA, 7%, 2021                            10,185         13,438,394
--------------------------------------------------------------------------------------------
Massachusetts Bay Transportation Authority, Transit
Improvements, 6.2%, 2016                                              400            489,876
--------------------------------------------------------------------------------------------
Massachusetts Bay Transportation Authority,
Transportation Systems "C", XLCA, 6.1%, 2013                       10,200         12,447,570
--------------------------------------------------------------------------------------------
                                                                                 $37,564,389
--------------------------------------------------------------------------------------------
General Obligations - Schools - 9.0%
--------------------------------------------------------------------------------------------
Brazos, TX, Independent School District, PSF, 5%, 2029             $1,305         $1,358,401
--------------------------------------------------------------------------------------------
Chicago, IL, Board of Education, AMBAC, 5.4%, 2017                  3,000          3,344,190
--------------------------------------------------------------------------------------------
Chicago, IL, Board of Education, FGIC, 5.875%, 2017                 3,715          4,367,837
--------------------------------------------------------------------------------------------
Chicago, IL, Board of Education, MBIA, 6.25%, 2009 - 2015          25,455         30,661,878
--------------------------------------------------------------------------------------------
Chicago, IL, Board of Education, RITES, FGIC, 9.2607%, 2019+(+)     5,000          6,525,700
--------------------------------------------------------------------------------------------
Clark County, NV, School District, "A", MBIA, 7%, 2010              4,000          4,971,880
--------------------------------------------------------------------------------------------
Clark County, NV, School District, "B", FGIC, 5.5%, 2016(++)        5,000          5,813,150
--------------------------------------------------------------------------------------------
Columbia & Brazoria, TX, Independent School District,
School Building, PSF, 5%, 2029                                      1,965          2,041,753
--------------------------------------------------------------------------------------------
Dayton, OH, City School District (School Facilities
Construction & Improvement) "A," FGIC, 5%, 2029                     2,865          3,017,361
--------------------------------------------------------------------------------------------
Dodgeland, WI, School District, FGIC, 6%, 2016(++)                  3,525          4,218,720
--------------------------------------------------------------------------------------------
Florida Board of Education, Capital Outlay, 9.125%, 2014            1,735          2,403,044
--------------------------------------------------------------------------------------------
Florida Board of Education, Capital Outlay, 9.125%, 2014(++)          265            373,517
--------------------------------------------------------------------------------------------
Forsyth County, GA, School District, 6%, 2015 - 2016                1,590          1,883,564
--------------------------------------------------------------------------------------------
Gilroy, CA, Unified School District, FGIC, 5%, 2027                 1,000          1,050,050
--------------------------------------------------------------------------------------------
Highland Park, TX, Independent School District, 5.125%, 2016        2,525          2,736,671
--------------------------------------------------------------------------------------------
Jackson, MI, Public School System, FGIC, 6%, 2013                   1,500          1,775,415
--------------------------------------------------------------------------------------------
Kane Cook Dupage County, IL, 6.5%, 2017                             1,345          1,632,857
--------------------------------------------------------------------------------------------
Kane Cook Dupage County, IL, FSA, 6.375%, 2019                      1,245          1,495,096
--------------------------------------------------------------------------------------------
Lane County, OR, School District, 6.25%, 2016 - 2017(++)            2,150          2,609,046
--------------------------------------------------------------------------------------------
Leander, TX, Independent School District, PSF, 0%, 2018             4,885          2,283,933
--------------------------------------------------------------------------------------------
Lewisville, TX, Independent School District, PSF, 5%, 2018          8,500          9,068,990
--------------------------------------------------------------------------------------------
Linn County, OR, Community School District, MBIA,
6.125%, 2016 - 2020(++)                                             3,465          4,202,248
--------------------------------------------------------------------------------------------
Marshall, MI, Public School District, 5.5%, 2016                      500            570,025
--------------------------------------------------------------------------------------------
Mason, OH, City School District, School Improvement, 5.375%, 2016   1,000          1,132,910
--------------------------------------------------------------------------------------------
Orangeburg County, SC, Consolidated School, 5.375%, 2020            1,220          1,322,456
--------------------------------------------------------------------------------------------
Rancho Santiago, CA, Community College District,
Election of 2002, MBIA, 5%, 2027                                    2,200          2,310,990
--------------------------------------------------------------------------------------------
Rockwall, TX, Independent School District, PSF, 0%, 2014            2,000          1,267,340
--------------------------------------------------------------------------------------------
San Rafael, CA, Elementary School District, Election
of 1999, MBIA, 5%, 2028                                             2,500          2,621,000
--------------------------------------------------------------------------------------------
Snohomish County, WA, School District 6, 6%, 2014                   1,690          2,039,999
--------------------------------------------------------------------------------------------
Warren Township, IN (Vision 2005 School Building
Corp.), FGIC, 5.5%, 2020                                            7,500          8,369,700
--------------------------------------------------------------------------------------------
Wasco County, OR, FSA, 6%, 2017(++)                                 1,360          1,639,521
--------------------------------------------------------------------------------------------
                                                                                $119,109,242
--------------------------------------------------------------------------------------------
Healthcare Revenue - Hospitals - 12.6%
--------------------------------------------------------------------------------------------
Akron Bath Copley, OH, Hospital Rev. (Children's
Hospital), FSA, 5.25%, 2025                                        $1,000         $1,075,850
--------------------------------------------------------------------------------------------
Baxter County, AR, Hospital Rev., 5.375%, 2014                      1,000          1,037,700
--------------------------------------------------------------------------------------------
Baxter County, AR, Hospital Rev., 5.6%, 2021                        1,750          1,787,922
--------------------------------------------------------------------------------------------
Colorado Health Facilities Authority Rev. (Portercare
Adventist Health Systems), 6.625%, 2026                             1,250          1,396,562
--------------------------------------------------------------------------------------------
Cullman, AL, Cullman Medical Park South, Medical
Clinic Board Rev. (Cullman Regional Medical Center), 6.5%, 2013     1,275          1,291,422
--------------------------------------------------------------------------------------------
Delaware Health Facilities Authority Rev. (Nanticoke
Memorial Hospital) "B", 5.625%, 2032                                1,610          1,683,593
--------------------------------------------------------------------------------------------
Denver, CO, Health & Hospital Rev., 5.375%, 2028                    4,350          4,202,839
--------------------------------------------------------------------------------------------
District of Columbia, Hospital Rev. (Medlantic
Healthcare), MBIA, 5.25%, 2019(++)                                  6,750          7,200,225
--------------------------------------------------------------------------------------------
Elkhart County, IN, Hospital Authority Rev. (Elkhart
General Hospital, Inc.), 5.25%, 2018 - 2020                         5,345          5,448,685
--------------------------------------------------------------------------------------------
Gainsville & Hall County, GA, Hospital Authority Rev.
(Northeast Georgia Health System), 5.5%, 2031                      $1,555         $1,602,256
--------------------------------------------------------------------------------------------
Gulfport, MS, Hospital Facilities Rev. (Memorial
Hospital), 5.75%, 2031                                              1,500          1,554,195
--------------------------------------------------------------------------------------------
Harris County, TX, Health Facilities Development
Corp. "A" (Texas Children's Hospital), 5.375%, 2015                 4,300          4,574,340
--------------------------------------------------------------------------------------------
Harris County, TX, Health Facilities Development
Corp. Hospital Rev. (Memorial Herman Healthcare), 6.375%, 2029      2,000          2,180,580
--------------------------------------------------------------------------------------------
Highlands County, FL, Health Facilities Authority
Rev. (Adventist/Sunbelt Hospital), 6%, 2031                         1,000          1,070,160
--------------------------------------------------------------------------------------------
Huntsville, AL, Health Care Authority Rev., "A", 5.625%, 2026       2,595          2,705,703
--------------------------------------------------------------------------------------------
Illinois Development Finance Authority Rev. "A"
(Provena Health), MBIA, 5.25%, 2012                                 5,900          6,435,248
--------------------------------------------------------------------------------------------
Illinois Educational Facilities Authority Rev.
(Advocate Health Care Network), MBIA, 5.7%, 2011                    3,005          3,400,728
--------------------------------------------------------------------------------------------
Illinois Educational Facilities Authority Rev.
(Centegra Health Systems), 5.25%, 2024                              5,500          5,501,210
--------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Advocate
Health Care Network), 6.375%, 2015                                  1,800          2,015,244
--------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Condell
Medical Center), 6.35%, 2015                                        6,500          7,136,090
--------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Decatur
Memorial Hospital), 5.75%, 2024                                     2,650          2,750,408
--------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Passavant
Memorial Area Hospital Associates), 6%, 2024                        1,165          1,217,565
--------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Riverside
Health Systems), 5.75%, 2022                                        1,975          2,028,424
--------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Sinai
Health), FHA, 5.15%, 2037                                           2,400          2,449,824
--------------------------------------------------------------------------------------------
Iowa Finance Authority, Health Care Facilities Rev.
(Genesis Medical Center), 6.125%, 2016                              2,195          2,383,880
--------------------------------------------------------------------------------------------
Kentucky Economic Development Finance Authority,
Health Systems Rev. (Norton Healthcare, Inc.), 6.5%, 2020           4,750          5,079,175
--------------------------------------------------------------------------------------------
Marion County, FL, Hospital District Rev. (Monroe
Hospital), 5.625%, 2019                                             2,610          2,732,592
--------------------------------------------------------------------------------------------
Marshall County, AL, Health Care "A", 5.75%, 2015                   1,000          1,096,610
--------------------------------------------------------------------------------------------
Martin County, FL, Health Facilities (Martin Memorial
Medical Center) "B", 5.875%, 2032                                   2,200          2,257,332
--------------------------------------------------------------------------------------------
Maryland Health & Higher Educational Facilities
Authority Rev. (Medstar Health), 5.5%, 2033                         1,115          1,113,930
--------------------------------------------------------------------------------------------
Maryland Health & Higher Educational Facilities
Authority Rev. (University of Maryland Medical
System), 6.75%, 2030                                                1,000          1,148,530
--------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities
Authority Rev. (Caritas Christi Obligation), 5.7%, 2015             2,500          2,578,800
--------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities
Authority Rev. (Partners Healthcare), 5.75%, 2021                   1,500          1,628,790
--------------------------------------------------------------------------------------------
Michigan Hospital Finance Authority Rev. "A"
(Crittenton), 5.625%, 2027                                          1,000          1,037,920
--------------------------------------------------------------------------------------------
Michigan Hospital Finance Authority Rev. (Mercy Mount
Clement), MBIA, 5.75%, 2017                                         2,900          3,305,420
--------------------------------------------------------------------------------------------
Michigan Hospital Finance Authority Rev., MBIA, 5.375%, 2014          515            581,780
--------------------------------------------------------------------------------------------
Monroe County, PA, Hospital Authority Rev. (Pocono
Medical Center), 6%, 2043                                             750            783,195
--------------------------------------------------------------------------------------------
Mount Lebanon, PA, Hospital Authority Rev. (St. Clair
Memorial Hospital), 5.625%, 2032                                    1,335          1,359,564
--------------------------------------------------------------------------------------------
New Hampshire Health & Education Facilities Rev.
(Exeter Hospital), 6%, 2016                                         1,000          1,089,910
--------------------------------------------------------------------------------------------
North Central, TX, Health Facilities Development
Corp. Rev. (Texas Health Resources System), MBIA, 5%, 2017          5,000          5,306,150
--------------------------------------------------------------------------------------------
North Texas Health Facilities Development Corp.,
Hospital Rev. (United Regional Health Care Systems,
Inc.), 6%, 2023                                                     4,000          4,261,360
--------------------------------------------------------------------------------------------
Orange County, FL, Health Facilities Authority
Hospital Rev. (Adventist Health Systems), 5.625%, 2032              1,490          1,576,062
--------------------------------------------------------------------------------------------
Orange County, FL, Health Facilities Authority
Hospital Rev. (Orlando Regional Healthcare), 5.75%, 2032            2,230          2,339,917
--------------------------------------------------------------------------------------------
Palm Beach County, FL, Health Facilities Rev. (Boca
Raton Hospital), 5.5%, 2021                                         1,500          1,564,950
--------------------------------------------------------------------------------------------
Peninsula Port Authority, VA, Hospital Facilities
Rev. (Whittaker Memorial), FHA, 8.7%, 2023                          1,580         $1,973,467
--------------------------------------------------------------------------------------------
Pennsylvania Higher Educational Facilities Rev.
(Alleghany Delaware Valley), MBIA, 5.3%, 2006                       1,975          2,136,733
--------------------------------------------------------------------------------------------
Pennsylvania Higher Educational Facilities Rev.
(Allegheny Delaware Valley), MBIA, 5.875%, 2016                     5,000          5,554,950
--------------------------------------------------------------------------------------------
Rhode Island Health & Education Building Rev.,
Hospital Financing (Lifespan Obligations Group), 6.375%, 2021       2,000          2,083,100
--------------------------------------------------------------------------------------------
Richland County, OH, Hospital Facilities Rev.
(Medcentral Health Systems), 6.375%, 2022                           1,000          1,071,430
--------------------------------------------------------------------------------------------
Royston, GA, Hospital Authority Rev. (Ty Cobb
Healthcare Systems, Inc.), 6.7%, 2016                                 770            780,433
--------------------------------------------------------------------------------------------
Shelby County, TN, Health Educational Hospital Rev.
(Methodist Healthcare), 6.375%, 2019                                2,000          2,212,620
--------------------------------------------------------------------------------------------
South Carolina Jobs & Economic Development (Bon
Secours Health Systems, Inc.), "A", 5.625%, 2030                    2,055          2,102,327
--------------------------------------------------------------------------------------------
Steubenville, OH, Hospital Rev. (Trinity Hospital), 6.375%, 2020    1,200          1,289,160
--------------------------------------------------------------------------------------------
Tallahasse, FL, Health Facilities Rev. (Tallahassee
Memorial Healthcare), 6.25%, 2020                                   2,000          2,011,160
--------------------------------------------------------------------------------------------
Tarrant County, TX, Health Facilities Development
Corp. (Fort Worth Osteopathic), MBIA, 6%, 2021                      6,000          7,338,780
--------------------------------------------------------------------------------------------
Tarrant County, TX, Health Facilities Development
Corp. (Texas Health Resources), MBIA, 5.25%, 2018                   8,605          9,190,398
--------------------------------------------------------------------------------------------
West Shore, PA, Area Hospital Authority Rev. (Holy
Spirit Hospital), 6.2%, 2026                                        1,250          1,294,563
--------------------------------------------------------------------------------------------
Wichita, KS, Hospital Authority Rev. (Via Christi
Health System), 6.25%, 2019 - 2020                                  4,060          4,593,009
--------------------------------------------------------------------------------------------
Wisconsin Health & Educational Facilities Authority
Rev. (Asgenesian Healthcare, Inc.), 6%, 2017 - 2021                 1,170          1,253,995
--------------------------------------------------------------------------------------------
Wisconsin Health & Educational Facilities Authority
Rev. (Aurora Healthcare), 6.875%, 2030                              2,000          2,243,360
--------------------------------------------------------------------------------------------
Wisconsin Health & Educational Facilities Authority
Rev. (Wheaton Franciscan Services), 5.75%, 2025                     3,000          3,197,790
--------------------------------------------------------------------------------------------
                                                                                $165,299,915
--------------------------------------------------------------------------------------------
Healthcare Revenue - Long Term Care - 0.2%
--------------------------------------------------------------------------------------------
Bell County, TX, Health Facilities Development Corp.
Rev. (Buckner Retirement Facility), 5.25%, 2019                    $2,500         $2,537,300
--------------------------------------------------------------------------------------------

Industrial Revenue - Environmental Services - 0.1%
--------------------------------------------------------------------------------------------
Nevada Department of Business & Industrial Solid
Waste Disposal Rev. (Republic Services, Inc.), 5.625%, 2026        $1,500         $1,593,990
--------------------------------------------------------------------------------------------

Industrial Revenue - Other - 1.4%
--------------------------------------------------------------------------------------------
Corpus Christi, TX, Nueces County General Rev. (Union
Pacific Corp.), 5.35%, 2010                                          $670           $694,656
--------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency, Resource
Recovery Rev. (Flour Corp.), 5.625%, 2019                           8,650          9,108,709
--------------------------------------------------------------------------------------------
Pennsylvania Economic Development Financing Rev.
(Sunoco Co.), 7.6%, 2024                                            1,500          1,588,230
--------------------------------------------------------------------------------------------
Red River Authority, TX, Pollution Control Rev.
(Celanese), 6.7%, 2030                                              1,500          1,620,765
--------------------------------------------------------------------------------------------
Shelby County, TN (FedEx Corp.), 5.05%, 2012                        1,400          1,501,486
--------------------------------------------------------------------------------------------
Tooele County, UT, Hazardous Waste Treatment Rev.
(Union Pacific Corp.), 5.7%, 2026                                   3,640          3,725,977
--------------------------------------------------------------------------------------------
                                                                                 $18,239,823
--------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 0.4%
--------------------------------------------------------------------------------------------
Delta County, MI, Economic Development Corp. (Mead
Westvaco Escanaba), 6.25%, 2027                                    $1,500         $1,608,600
--------------------------------------------------------------------------------------------
Georgetown County, SC, Resource Recovery Rev.
(International Paper Co.), 5.7%, 2014                               1,400          1,574,916
--------------------------------------------------------------------------------------------
Jay, ME, Solid Waste Disposal Rev. "A" (International
Paper Co.), 5.125%, 2018                                            1,500          1,538,955
--------------------------------------------------------------------------------------------
Sabine River Authority, Louisiana Water Facilities
Rev. (International Paper Co.), 6.2%, 2025                          1,250          1,335,625
--------------------------------------------------------------------------------------------
                                                                                  $6,058,096
--------------------------------------------------------------------------------------------
Miscellaneous Revenue - Entertainment & Tourism - 0.3%
--------------------------------------------------------------------------------------------
Hamilton County, OH, Convention Facilities Authority
Rev., FGIC, 5%, 2023 - 2028                                        $3,330         $3,519,399
--------------------------------------------------------------------------------------------

Miscellaneous Revenue - Other - 1.0%
--------------------------------------------------------------------------------------------
Gallery Certificate of Trust, Pennsylvania Parking
Rev., FSA, 4.5%, 2013                                              $2,920         $2,965,406
--------------------------------------------------------------------------------------------
Kentucky Property & Buildings Commission Rev., FSA,
5.85%, 2015(++)                                                     4,000          4,744,080
--------------------------------------------------------------------------------------------
Kentucky Property & Buildings Commission Rev., FSA,
5.9%, 2016(++)                                                      4,500          5,349,420
--------------------------------------------------------------------------------------------
                                                                                 $13,058,906
--------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.6%
--------------------------------------------------------------------------------------------
California Statewide Community Development Authority
Rev. (Irvine Apartments), 5.25%, 2025                              $3,500         $3,659,985
--------------------------------------------------------------------------------------------
Panhandle, TX, Regional Housing Finance Rev., 6.625%, 2020            670            704,525
--------------------------------------------------------------------------------------------
Panhandle, TX, Regional Housing Finance Rev., 6.75%, 2031           3,330          3,506,157
--------------------------------------------------------------------------------------------
                                                                                  $7,870,667
--------------------------------------------------------------------------------------------
Parking - 0.1%
--------------------------------------------------------------------------------------------
Rail Connections, Inc., MA Rev., 0%, 2015 - 2017(++)               $1,800         $1,004,826
--------------------------------------------------------------------------------------------

Sales & Excise Tax Revenue - 2.2%
--------------------------------------------------------------------------------------------
Illinois Sales Tax Rev., 0%, 2009                                  $8,965         $7,688,742
--------------------------------------------------------------------------------------------
Illinois Sales Tax Rev., 6.5%, 2022                                 5,000          6,321,200
--------------------------------------------------------------------------------------------
Metropolitan Atlanta, GA, Rapid Transit Authority
Rev., 6.25%, 2018                                                   4,580          5,616,088
--------------------------------------------------------------------------------------------
Metropolitan Pier & Expo, IL, McCormick Place
Expansion, MBIA, 5.25%, 2042                                        2,340          2,487,163
--------------------------------------------------------------------------------------------
Metropolitan Pier & Expo, IL, McCormick Place, MBIA, 0%, 2032       4,000            931,480
--------------------------------------------------------------------------------------------
Rhode Island Depositors Economic Protection Corp.,
FSA, 5.75%, 2014                                                    4,765          5,781,708
--------------------------------------------------------------------------------------------
Route 3 North Transportation Improvement Associates,
MBIA, 5.75%, 2017                                                     100            116,634
--------------------------------------------------------------------------------------------
                                                                                 $28,943,015
--------------------------------------------------------------------------------------------
Single Family Housing - Local - 2.0%
--------------------------------------------------------------------------------------------
Calcasieu Parish, LA, Public Trust Authority, Single
Family Mortgage Rev. "A", GNMA, 6.05%, 2032                        $2,000         $2,132,460
--------------------------------------------------------------------------------------------
California Rural Home Mortgage Finance Authority
Rev., GNMA, 6.55%, 2030                                             1,335          1,417,823
--------------------------------------------------------------------------------------------
California Rural Home Mortgage Finance Authority
Rev., GNMA, 7.3%, 2031                                                290            317,660
--------------------------------------------------------------------------------------------
Chicago, IL, Single Family Mortgage Rev. "B", GNMA, 6%, 2033          710            776,981
--------------------------------------------------------------------------------------------
Chicago, IL, Single Family Mortgage Rev. "C", GNMA, 7.05%, 2030       245            254,070
--------------------------------------------------------------------------------------------
Chicago, IL, Single Family Mortgage Rev. "C", GNMA, 7%, 2032          215            222,149
--------------------------------------------------------------------------------------------
Denver, CO, Single Family Mortgage Rev., GNMA, 7.3%, 2031             555            559,823
--------------------------------------------------------------------------------------------
Escambia County, FL, Single Family Housing Rev.,
GNMA, 6.95%, 2024                                                     710            772,246
--------------------------------------------------------------------------------------------
Jefferson Parish, LA, Single Family Mortgage Rev.,
GNMA, 6.625%, 2023                                                    735            817,210
--------------------------------------------------------------------------------------------
Jefferson Parish, LA, Single Family Mortgage Rev.,
GNMA, 7.5%, 2026                                                      455            482,978
--------------------------------------------------------------------------------------------
Jefferson Parish, LA, Single Family Mortgage Rev.,
GNMA, 6.75%, 2030                                                     995          1,051,088
--------------------------------------------------------------------------------------------
Lee County, FL, Housing Finance Authority Rev., GNMA, 7%, 2031        265            274,158
--------------------------------------------------------------------------------------------
Lubbock, TX, Housing Finance Corp. Rev., GNMA, 6.1%, 2030           2,595          2,703,575
--------------------------------------------------------------------------------------------
Manatee County, FL, Housing Finance Mortgage Rev.,
Single Family, Subordinated Series 3, GNMA, 6.5%, 2023                270            290,515
--------------------------------------------------------------------------------------------
Manatee County, FL, Housing Finance Mortgage Rev.,
Single Family, Subordinated Series 3, GNMA, 5.3%, 2028              2,040          2,217,684
--------------------------------------------------------------------------------------------
Manatee County, FL, Housing Finance Mortgage Rev.,
Single Family, Subordinated Series 3, GNMA, 5.4%, 2029                725            754,805
--------------------------------------------------------------------------------------------
Maricopa County, AZ, Single Family Mortgage Rev. "B",
GNMA, 6.2%, 2034                                                    1,365          1,501,172
--------------------------------------------------------------------------------------------
Pima County, AZ, Industrial Development Authority,
GNMA, 7.05%, 2030                                                     930            967,470
--------------------------------------------------------------------------------------------
San Bernardino County, CA, Single Family Mortgage
Rev., GNMA, 7.375%, 2020                                              115            119,255
--------------------------------------------------------------------------------------------
Sedgwick & Shawnee Counties, KS, Single Family
Housing Rev., GNMA, 4%, 2035                                        1,885          2,027,393
--------------------------------------------------------------------------------------------
Sedgwick & Shawnee Counties, KS, Single Family
Mortgage "A", GNMA, 6.875%, 2026                                    1,545          1,674,239
--------------------------------------------------------------------------------------------
Sedgwick & Shawnee Counties, KS, Single Family
Mortgage "A", GNMA, 6.45%, 2029                                       785            858,594
--------------------------------------------------------------------------------------------
Sedgwick & Shawnee Counties, KS, Single Family
Mortgage "B", GNMA, 5.45%, 2027                                     1,585          1,732,421
--------------------------------------------------------------------------------------------
Sedgwick & Shawnee Counties, KS, Single Family
Mortgage "B", GNMA, 6.45%, 2033                                     2,000          2,193,680
--------------------------------------------------------------------------------------------
                                                                                 $26,119,449
--------------------------------------------------------------------------------------------
Single Family Housing - State - 4.6%
--------------------------------------------------------------------------------------------
Arkansas Finance Authority Rev., Mortgage Backed
Securities Program, "B", GNMA, 4.45%, 2034                         $1,780         $1,825,977
--------------------------------------------------------------------------------------------
California Housing Finance Agency Rev., Home
Mortgage, FSA, 0%, 2019                                            19,335          8,056,314
--------------------------------------------------------------------------------------------
California Housing Finance Agency Rev., Home
Mortgage, MBIA, 0%, 2027 - 2029                                     9,055          2,634,778
--------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 7.15%, 2014                 94             96,640
--------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.05%, 2016                630            645,233
--------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 7.45%, 2016                370            377,422
--------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.75%, 2021                430            440,836
--------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 8.4%, 2021                 290            302,357
--------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 5.9%, 2023               1,045          1,107,815
--------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.55%, 2025                349            350,092
--------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 7.4%, 2027                 275            276,928
--------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.8%, 2030                 875            904,365
--------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 7.25%, 2031                655            674,002
--------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.6%, 2032               1,085          1,133,217
--------------------------------------------------------------------------------------------
Louisiana Housing Finance Agency, Single Family
Mortgage Rev., GNMA, 7.55%, 2031                                      910            984,966
--------------------------------------------------------------------------------------------
Louisiana Housing Finance Agency, Single Family
Mortgage Rev., GNMA, 6.4%, 2032                                     1,215          1,275,665
--------------------------------------------------------------------------------------------
Louisiana Housing Finance Agency, Single Family
Mortgage Rev., GNMA, 6.375%, 2033                                   1,790          1,996,620
--------------------------------------------------------------------------------------------
Minnesota Housing Finance Agency Rev., Residential
Housing Finance "B", 4.8%, 2023                                     1,600          1,650,928
--------------------------------------------------------------------------------------------
Mississippi Home Corp. Rev., GNMA, 7.55%, 2027                        531            556,366
--------------------------------------------------------------------------------------------
Mississippi Home Corp. Rev., GNMA, 6.1%, 2034                       3,725          3,865,507
--------------------------------------------------------------------------------------------
Missouri State Housing Development Commission Single
Family Mortgage Rev., GNMA, 6.7%, 2030                              2,020          2,122,677
--------------------------------------------------------------------------------------------
Missouri State Housing Development Commission Single
Family Mortgage Rev., GNMA, 7.45%, 2031                               320            335,344
--------------------------------------------------------------------------------------------
Missouri State Housing Development Commission Single
Family Mortgage Rev., GNMA, 6.85%, 2032                               590            660,900
--------------------------------------------------------------------------------------------
Missouri State Housing Development Commission Single
Family Mortgage Rev., GNMA, 6.75%, 2034                               690            745,014
--------------------------------------------------------------------------------------------
Nebraska Investment Finance Authority Rev., GNMA, 5.6%, 2020          150            155,475
--------------------------------------------------------------------------------------------
New Hampshire Housing Finance Authority Rev., 5.875%, 2030            860            903,086
--------------------------------------------------------------------------------------------
New Hampshire Housing Finance Authority Rev., 6.85%, 2030           2,365          2,469,793
--------------------------------------------------------------------------------------------
New Hampshire Housing Finance Authority Rev., 6.3%, 2031              855            930,240
--------------------------------------------------------------------------------------------
New Mexico Mortgage Finance Authority Rev., 7.1%, 2030                590            640,929
--------------------------------------------------------------------------------------------
New Mexico Mortgage Finance Authority Rev., 6.8%, 2031              1,410          1,491,681
--------------------------------------------------------------------------------------------
New Mexico Mortgage Finance Authority Rev., GNMA, 6.25%, 2032       2,150          2,292,631
--------------------------------------------------------------------------------------------
New Mexico Mortgage Finance Authority Rev., GNMA, 6.35%, 2033       1,035          1,114,146
--------------------------------------------------------------------------------------------
North Carolina Housing Finance Agency Rev., Home
Ownership "13A", 4.25%, 2028                                        1,880          1,938,374
--------------------------------------------------------------------------------------------
North Dakota Housing Finance Agency Rev., Home
Mortgage "A", 5%, 2033                                              1,930          1,966,265
--------------------------------------------------------------------------------------------
Oklahoma Housing Finance Agency Rev., 6.8%, 2016                      430            432,374
--------------------------------------------------------------------------------------------
Phoenix, AZ, Single Family Mortgage Rev., GNMA, 6.1%, 2028            435            466,403
--------------------------------------------------------------------------------------------
Texas Housing & Community Affairs, Residential
Mortgage Rev., GNMA, 7.1%, 2021                                     7,095          7,480,117
--------------------------------------------------------------------------------------------
Vermont Housing Finance Agency Rev., FSA, 4.95%, 2032               3,045          3,180,716
--------------------------------------------------------------------------------------------
Washington Housing Finance Commission Rev., Single
Family Housing, GNMA, 5%, 2023                                        830            877,393
--------------------------------------------------------------------------------------------
West Virginia Housing Development Fund Rev., Housing
Finance, 0%, 2037                                                   4,670            818,744
--------------------------------------------------------------------------------------------
                                                                                 $60,178,330
--------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.8%
--------------------------------------------------------------------------------------------
Central Wayne County, MI, Sanitation Rev., Series
VII, 4.75%, 2007                                                     $500           $511,235
--------------------------------------------------------------------------------------------
Delaware County, PA, Industrial Development Authority
Rev. (American Ref-fuel Co.), 6.2%, 2019                            1,250          1,304,450
--------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency Rev. (Ogden
Haverhill Associates), 6.7%, 2014                                   2,400          2,572,776
--------------------------------------------------------------------------------------------
Northeast Maryland Waste Disposal Authority Rev.
(Ogden Martin Systems), 5.9%, 2005                                  3,500          3,680,215
--------------------------------------------------------------------------------------------
Northeast Maryland Waste Disposal Authority Rev.
(Southwest County Resource Recovery), MBIA, 7.2%, 2005              3,000          3,075,600
--------------------------------------------------------------------------------------------
                                                                                 $11,144,276
--------------------------------------------------------------------------------------------
State & Local Appropriation - 11.5%
--------------------------------------------------------------------------------------------
Alabama Building Renovation Authority, AMBAC,
6%, 2015 - 2016                                                    $3,315         $3,926,912
--------------------------------------------------------------------------------------------
Delaware Valley, PA, Regional Finance Authority,
AMBAC, 9.8655%, 2018(+)                                            16,250         22,454,900
--------------------------------------------------------------------------------------------
Fayette County, GA (Criminal Justice Center),
6.25%, 2020(++)                                                     1,000          1,227,330
--------------------------------------------------------------------------------------------
Indiana Office Building Commission, Miami
Correctional Phase 1A, AMBAC, 5.5%, 2016 - 2017(++)                 6,090          6,891,978
--------------------------------------------------------------------------------------------
Massachusetts Federal Highway "A", 5.75%, 2015                         50             58,821
--------------------------------------------------------------------------------------------
New York Dormitory Authority Rev. "B", 6%, 2007                     1,495          1,662,739
--------------------------------------------------------------------------------------------
New York Dormitory Authority Rev. (City University), 5.75%, 2013   30,150         35,417,205
--------------------------------------------------------------------------------------------
New York Dormitory Authority Rev. (State University), 5.5%, 2013    7,000          8,131,830
--------------------------------------------------------------------------------------------
New York Dormitory Authority Rev., Mental Health
Services Facilities, 6%, 2007(++)                                       5              5,645
--------------------------------------------------------------------------------------------
New York Dormitory Authority Rev., Mental Health
Services Facilities, 5.75%, 2010                                    1,990          2,235,944
--------------------------------------------------------------------------------------------
New York Dormitory Authority Rev., Mental Health
Services Facilities, 5.75%, 2010(++)                                   10             11,410
--------------------------------------------------------------------------------------------
New York Urban Development Corp., Correctional
Facilities, 5.5%, 2014                                              5,000          5,782,950
--------------------------------------------------------------------------------------------
New York Urban Development Corp., Correctional
Facilities, FSA, 5.5%, 2014                                         4,525          5,319,771
--------------------------------------------------------------------------------------------
Ohio Mental Health Capital Facilities, 5.5%, 2016                   1,205          1,371,350
--------------------------------------------------------------------------------------------
Orange County, CA, California Recovery Certificates,
MBIA, 6%, 2026                                                      5,000          5,556,500
--------------------------------------------------------------------------------------------
Pennsylvania Convention Center Authority Rev., FGIC,
6.7%, 2016(++)                                                     26,195         33,000,461
--------------------------------------------------------------------------------------------
Philadelphia, PA, Municipal Authority, MBIA, 5.4%, 2017             5,000          5,492,200
--------------------------------------------------------------------------------------------
San Bernardino, CA, Joint Powers Financing Authority
Lease Rev. (California Department of Transportation), 5.5%, 2014   10,000         10,623,600
--------------------------------------------------------------------------------------------
West Valley City, Utah Municipal Building Lease Rev.
"A", AMBAC, 5.5%, 2027                                              2,000          2,187,480
--------------------------------------------------------------------------------------------
                                                                                $151,359,026
--------------------------------------------------------------------------------------------
Student Loan Revenue - 0.4%
--------------------------------------------------------------------------------------------
Arizona Student Loan Acquisition Authority Rev., 5.8%, 2016        $2,500         $2,705,050
--------------------------------------------------------------------------------------------
Arizona Student Loan Acquisition Authority Rev., 5.85%, 2017        2,800          3,020,472
--------------------------------------------------------------------------------------------
                                                                                  $5,725,522
--------------------------------------------------------------------------------------------
Tax - Other - 0.9%
--------------------------------------------------------------------------------------------
Houston, TX, Certificate of Participation, 6.3%, 2020              $5,000         $5,533,850
--------------------------------------------------------------------------------------------
Illinois Dedicated Tax Rev. (Civic Center), AMBAC, 6.25%, 2011      3,640          4,465,188
--------------------------------------------------------------------------------------------
Virgin Islands Public Finance Authority Rev., 5.5%, 2022            2,000          2,076,280
--------------------------------------------------------------------------------------------
                                                                                 $12,075,318
--------------------------------------------------------------------------------------------

Tobacco - 1.3%
--------------------------------------------------------------------------------------------
Badger Tobacco Asset Securitization Corp., WI,
6.125%, 2027                                                       $2,000         $1,942,960
--------------------------------------------------------------------------------------------
Childrens Trust Fund, Settlement Rev., PR, 5.375%,
2033                                                                2,895          2,758,038
--------------------------------------------------------------------------------------------
District of Columbia Tobacco Settlement, 6.25%, 2024                1,090          1,040,427
--------------------------------------------------------------------------------------------
Golden Securization Corp., California Tobacco
Settlement, 5.375%, 2028                                            4,000          4,033,680
--------------------------------------------------------------------------------------------
Iowa Tobacco Settlement Authority, 5.3%, 2025                       3,000          2,578,230
--------------------------------------------------------------------------------------------
Tobacco Settlement Authority, WA, 6.5%, 2026                          495            487,451
--------------------------------------------------------------------------------------------
Tobacco Settlement Financing Corp., LA, 5.5%, 2030                  1,100            977,339
--------------------------------------------------------------------------------------------
Tobacco Settlement Financing Corp., NJ, 5.75%, 2032                 2,200          2,038,256
--------------------------------------------------------------------------------------------
Tobacco Settlement Financing Corp., RI, 6%, 2023                      500            477,365
--------------------------------------------------------------------------------------------
Tobacco Settlement Rev., Management Authority, SC,
6.375%, 2028                                                        1,500          1,414,305
--------------------------------------------------------------------------------------------
                                                                                 $17,748,051
--------------------------------------------------------------------------------------------
Toll Roads - 2.0%
--------------------------------------------------------------------------------------------
E-470 Public Highway Authority Rev., Capital
Appreciation "B", MBIA, 0%, 2017                                   $5,000         $2,563,700
--------------------------------------------------------------------------------------------
Harris County, TX, Toll Road Subordinated Lien, 5%, 2024            3,860          3,959,433
--------------------------------------------------------------------------------------------
New Jersey Turnpike Authority Rev., RITES, MBIA,
9.5598%, 2020+(+)                                                   5,000          5,808,800
--------------------------------------------------------------------------------------------
Northwest Parkway Public Highway Authority Co. Rev.,
Capital Appreciation "B", AMBAC, 0%, 2018 - 2019                    3,250          1,557,465
--------------------------------------------------------------------------------------------
Northwest Parkway Public Highway Authority Co. Rev.,
Capital Appreciation "C", FSA, 0% to 2011, 5.35% to 2016            1,000            779,440
--------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA, Toll Road Rev.,
0%, 2012 - 2014                                                    14,200          7,225,634
--------------------------------------------------------------------------------------------
Texas Turnpike Authority, Dallas Thruway Rev.
(President George Bush Highway), AMBAC, 5%, 2016(++)                4,500          4,868,163
--------------------------------------------------------------------------------------------
                                                                                 $26,762,635
--------------------------------------------------------------------------------------------

Transportation - Special Tax - 4.4%
--------------------------------------------------------------------------------------------
Illinois Regional Transportation Authority Rev.,
MBIA, 6.25%, 2018                                                  $4,400         $5,560,016
--------------------------------------------------------------------------------------------
Jacksonville, FL, Transpotation Authority, 9.2%, 2015(++)           2,000          2,879,400
--------------------------------------------------------------------------------------------
Metropolitan Transportation Authority Rev., NY,
5.75%, 2013(++)                                                     5,600          6,605,928
--------------------------------------------------------------------------------------------
Metropolitan Transportation Authority Rev., NY "A",
FSA, 5%, 2030                                                       2,750          2,882,853
--------------------------------------------------------------------------------------------
Metropolitan Transportation Authority Rev., NY,
AMBAC, 5%, 2030                                                     5,000          5,232,700
--------------------------------------------------------------------------------------------
New Jersey Economic Development Authority Rev.,
Transportation Project Sublease "A", FSA, 6%, 2016(++)              1,325          1,567,912
--------------------------------------------------------------------------------------------
New Jersey Transportation Trust Fund Authority Rev.,
ROLs, FSA, 9.966%, 2011+(+)                                         7,500         10,146,150
--------------------------------------------------------------------------------------------
New Jersey Transportation Trust Fund Authority Rev.,
Transportation Systems "B", 5.25%, 2016                             8,500          9,411,625
--------------------------------------------------------------------------------------------
New York Thruway Authority Service Contract Rev., 5.25%, 2013(++)   6,000          6,688,273
--------------------------------------------------------------------------------------------
State of Florida, Broward County, 10%, 2014(++)                     4,350          6,442,655
--------------------------------------------------------------------------------------------
                                                                                 $57,417,512
--------------------------------------------------------------------------------------------
Universities - Colleges - 3.1%
--------------------------------------------------------------------------------------------
District of Columbia Rev. (Gonzaga College High
School), FSA, 5.25%, 2032                                          $3,500         $3,722,810
--------------------------------------------------------------------------------------------
Los Angeles, CA, Community College "B", FSA, 5%, 2027               5,000          5,250,250
--------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency Rev. (Boston
University), XLCA, 6%, 2059                                         4,975          5,986,318
--------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency Rev.
(Massachusetts College of Pharmacy), 6.625%, 2020                     350            385,451
--------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities
Authority Rev., RITES (Harvard University),
11.2561%, 2020+(+)                                                  8,410         13,030,118
--------------------------------------------------------------------------------------------
Ohio State University, 6%, 2017                                       500            593,240
--------------------------------------------------------------------------------------------
Texas A&M University, Permenant University Fund, 0%, 2007           6,695          6,251,523
--------------------------------------------------------------------------------------------
University of Akron, OH, General Receipts, FGIC, 6%, 2015           1,000          1,193,070
--------------------------------------------------------------------------------------------
University of Hawaii, University Systems Rev. "A",
FGIC, 5.5%, 2029                                                    3,500          3,805,900
--------------------------------------------------------------------------------------------
University of New Mexico, MBIA, 5.75%, 2020(++)                       500            594,980
--------------------------------------------------------------------------------------------
                                                                                 $40,813,660
--------------------------------------------------------------------------------------------
Universities - Dormitories - 0.1%
--------------------------------------------------------------------------------------------
Georgia Private Colleges & University Authority Rev.
(Mercer Housing Corp.), 6%, 2021                                   $1,000         $1,050,250
--------------------------------------------------------------------------------------------

Universities - Secondary Schools - 0.6%
--------------------------------------------------------------------------------------------
Clark County, NV, Economic Development Rev.
(Alexander Dawson School), 5.5%, 2020                              $6,000         $6,315,120
--------------------------------------------------------------------------------------------
Maine Finance Authority (Waynflete School), 6.5%, 2024              1,500          1,641,915
--------------------------------------------------------------------------------------------
                                                                                  $7,957,035
--------------------------------------------------------------------------------------------
Utilities - Investor Owned - 1.1%
--------------------------------------------------------------------------------------------
Farmington, NM, Pollution Control Rev. (New Mexico
Public Service Co.), 5.8%, 2022                                    $4,880         $4,946,758
--------------------------------------------------------------------------------------------
Michigan Strategic Fund, Limited Obligation Rev.
(Detroit Edison), MBIA, 7%, 2008                                    3,000          3,581,490
--------------------------------------------------------------------------------------------
New Hampshire Industrial Development Authority,
Pollution Control (CT Light and Power),
5.9%, 2016 - 2018                                                   4,500          4,694,475
--------------------------------------------------------------------------------------------
Sabine River Authority, TX, Pollution (TXU Electric
Co.), 5.75%, 2030                                                   1,500          1,620,555
--------------------------------------------------------------------------------------------
                                                                                 $14,843,278
--------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 18.0%
--------------------------------------------------------------------------------------------
Austin, TX, Utility Systems Rev., AMBAC, 6.75%, 2012               $2,500         $3,187,900
--------------------------------------------------------------------------------------------
California State Department Water Resources Power
Supply Rev. "A", 5.75%, 2017                                        2,750          3,108,847
--------------------------------------------------------------------------------------------
Georgia Municipal Electric Authority Power Rev.,
AMBAC, 6.5%, 2017                                                   8,145         10,408,251
--------------------------------------------------------------------------------------------
Georgia Municipal Electric Authority Power Rev.,
AMBAC, 6.5%, 2017(++)                                                 365            462,017
--------------------------------------------------------------------------------------------
Hawaii State Department Budget & Finance Rev."B"
(Electric Co. & Subsidiary), XLCA, 5%, 2022                         4,000          4,157,680
--------------------------------------------------------------------------------------------
Intermountain Power Agency, UT, "A", AMBAC, 6.15%, 2014            16,380         18,302,848
--------------------------------------------------------------------------------------------
Intermountain Power Agency, UT, "A", AMBAC, 6.15%, 2014(++)        28,220         31,546,574
--------------------------------------------------------------------------------------------
Intermountain Power Agency, UT, "A", AMBAC, 6%, 2021(++)            9,000         10,700,190
--------------------------------------------------------------------------------------------
Intermountain Power Agency, UT, "A", MBIA, 5%, 2019                 9,330          9,887,841
--------------------------------------------------------------------------------------------
Intermountain Power Agency, UT, "B", MBIA, 6%, 2016                10,000         11,191,400
--------------------------------------------------------------------------------------------
Mercer County, ND, Pollution Control Rev. (Antelope
Valley Station), AMBAC, 7.2%, 2013                                  4,000          5,071,800
--------------------------------------------------------------------------------------------
North Carolina Eastern Municipal Power "A", MBIA, 5.7%, 2013        7,000          7,836,640
--------------------------------------------------------------------------------------------
North Carolina Eastern Municipal Power "A", MBIA, 5.625%, 2014      7,735          8,643,553
--------------------------------------------------------------------------------------------
North Carolina Eastern Municipal Power "A", MBIA, 6.5%, 2018        9,250         11,916,405
--------------------------------------------------------------------------------------------
North Carolina Municipal Power Agency "A", MBIA, 5.5%, 2013         1,800          2,016,720
--------------------------------------------------------------------------------------------
North Carolina Municipal Power Agency "B", 6.375%, 2013             1,500          1,722,165
--------------------------------------------------------------------------------------------
North Carolina Municipal Power Agency Catawba
Electric Rev., ROLs, MBIA, 9.418%, 2019+(+)                         3,500          4,223,940
--------------------------------------------------------------------------------------------
Northern California Transmission Agency, MBIA, 7%, 2013             4,000          5,031,360
--------------------------------------------------------------------------------------------
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 2021             4,150          5,186,712
--------------------------------------------------------------------------------------------
Puerto Rico Electric Power Authority, RITES, FSA,
9.2783%, 2015 - 2016+(+)                                            5,500          6,697,235
--------------------------------------------------------------------------------------------
South Carolina Public Service Authority "B", FSA,
5.125%, 2037                                                        8,500          8,904,685
--------------------------------------------------------------------------------------------
Southern California Public Power Authority Rev.
(Magnolia Power), AMBAC, 5%, 2036                                   4,200          4,392,150
--------------------------------------------------------------------------------------------
Washington Public Power Supply System Rev. (Nuclear
Project #1), FSA, 5.125%, 2014                                      8,000          8,713,840
--------------------------------------------------------------------------------------------
Washington Public Power Supply System Rev. (Nuclear
Project #1), MBIA, 5.75%, 2010 - 2011                              20,600         22,886,806
--------------------------------------------------------------------------------------------
Washington Public Power Supply System Rev. (Nuclear
Project #2), MBIA, 5.7%, 2012                                      15,000         16,648,050
--------------------------------------------------------------------------------------------
Washington Public Power Supply System Rev. (Nuclear
Project #3), 7.125%, 2016                                           5,145          6,761,816
--------------------------------------------------------------------------------------------
Washington Public Power Supply System Rev. (Nuclear
Project #3), FGIC, 0%, 2005                                         6,895          6,771,097
--------------------------------------------------------------------------------------------
                                                                                $236,378,522
--------------------------------------------------------------------------------------------

Water & Sewer Utility Revenue - 1.2%
--------------------------------------------------------------------------------------------
Forsyth County, GA, Water & Sewage Authority Rev.,
6.25%, 2019 - 2021(++)                                             $2,055         $2,511,148
--------------------------------------------------------------------------------------------
Houston,TX, Water & Sewer Systems Rev., FGIC, 5%, 2018             10,000         10,642,600
--------------------------------------------------------------------------------------------
Massachusetts Water Pollution Abatement Trust Rev., 5.75%, 2016        25             29,013
--------------------------------------------------------------------------------------------
Massachusetts Water Resources Authority Rev., FGIC, 6%, 2017          200            238,218
--------------------------------------------------------------------------------------------
Metropolitan Water District Southern California, FGIC, 5%, 2025     2,000          2,106,400
--------------------------------------------------------------------------------------------
                                                                                 $15,527,379
--------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,148,797,407)                       $1,299,655,514
--------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.9%
--------------------------------------------------------------------------------------------
Allegheny County, PA, Hospital Development Authority
Rev. (Aces Presbyterian Hospital), due 3/03/04                     $3,700         $3,700,000
--------------------------------------------------------------------------------------------
Allegheny County, PA, Hospital Development Authority
Rev. (Presbyterian University Hospital), due 3/03/04                1,900          1,900,000
--------------------------------------------------------------------------------------------
Atlanta, GA, Water & Wastewater Rev., "C", due 3/01/04                900            900,000
--------------------------------------------------------------------------------------------
Bay Area Toll Authority, CA, Toll Bridge Rev., "A", due 3/03/04       800            800,000
--------------------------------------------------------------------------------------------
California Department of Water Resources, Power
Supply Rev., due 3/03/04                                            1,800          1,800,000
--------------------------------------------------------------------------------------------
East Baton Rouge, LA, Pollution Control Rev. (Exxon), due 3/01/04)    200            200,000
--------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities
Authority Rev., due 3/01/04                                           200            200,000
--------------------------------------------------------------------------------------------
Massachusetts Water Resources Authority Rev., due 3/03/04             200            200,000
--------------------------------------------------------------------------------------------
New York City Municipal Water Finance Authority,
Water & Sewer System Rev., due 3/01/04                                200            200,000
--------------------------------------------------------------------------------------------

New York City Municipal Water Finance Authority,
Water & Sewer Systems Rev. "C", due 3/01/04                          $200           $200,000
--------------------------------------------------------------------------------------------
New York City, NY, due 3/01/04                                        500            500,000
--------------------------------------------------------------------------------------------
New York City, NY, "B", due 3/01/04                                   300            300,000
--------------------------------------------------------------------------------------------
Pinellas County, FL, Health Facilities Authority, due 3/01/04         200            200,000
--------------------------------------------------------------------------------------------
Sevier County, TN, Public Building Authority, due 3/01/04             210            210,000
--------------------------------------------------------------------------------------------
Sevier County, TN, Public Building Authority, due 3/03/04             155            155,000
--------------------------------------------------------------------------------------------
State of Oregon, due 3/03/04                                          100            100,000
--------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes
(Identified Cost, $11,565,000)                                                   $11,565,000
--------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,160,362,407)                           $1,311,220,514
--------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.4%                                              4,788,947
--------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                           $1,316,009,461
--------------------------------------------------------------------------------------------

   + Restricted securities.
 (+) Inverse floating rate security.
(++) Refunded bond.

The following abbreviations for insurers and inverse floater are used inthe Portfolio of
Investments and are defined:

Insurers                                                  Inverse Floaters

AMBAC=  AMBAC Indemnity Corp.                 RITES= Residual Interest Tax-Exempt Security
FGIC =  Financial Guaranty Insurance Co.      ROLS=  Residual Option Longs
FHA  =  Federal Housing Administration
FSA  =  Financial Security Assurance Inc.
GNMA =  Government National Mortgage Assn.
MBIA =  Municipal Bond Investors Corp.
PSF  =  Permanent School Fund
XLCA =  XL Capital Insurance Co.

See notes to financial statements.

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES (unaudited)
---------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 2/29/04

ASSETS

Investments, at value (identified cost, $1,160,362,407)      $1,311,220,514
---------------------------------------------------------------------------------------------------
Cash                                                                 37,105
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                   6,813,483
---------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                     239,881
---------------------------------------------------------------------------------------------------
Interest receivable                                              16,139,334
---------------------------------------------------------------------------------------------------
Other assets                                                         22,007
---------------------------------------------------------------------------------------------------
Total assets                                                                         $1,334,472,324
---------------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                            $5,198,096
---------------------------------------------------------------------------------------------------
Payable for investments purchased                                 9,039,943
---------------------------------------------------------------------------------------------------
Interest payable on swaps                                            14,037
---------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                  687,575
---------------------------------------------------------------------------------------------------
Unrealized depreciation on interest rate swaps                    1,166,206
---------------------------------------------------------------------------------------------------
Unrealized depreciation on rate lock swaps                        2,043,195
---------------------------------------------------------------------------------------------------
Payable to affiliates
---------------------------------------------------------------------------------------------------
  Management fee                                                     35,236
---------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        27,276
---------------------------------------------------------------------------------------------------
  Distribution and service fee                                       11,121
---------------------------------------------------------------------------------------------------
  Administrative fee                                                  1,844
---------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                              238,334
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       $18,462,863
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,316,009,461
---------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                              $1,171,865,913
---------------------------------------------------------------------------------------------------
Unrealized appreciation on investments                          147,648,706
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                     (2,392,704)
---------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment
income                                                           (1,112,454)
---------------------------------------------------------------------------------------------------
Total                                                                                $1,316,009,461
---------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                               119,251,491
---------------------------------------------------------------------------------------------------

See notes to financial statements.

Statement of Assets and Liabilities (unaudited) - continued

Class A shares

  Net assets                                                 $1,237,729,426
---------------------------------------------------------------------------------------------------
  Shares outstanding                                            112,151,623
---------------------------------------------------------------------------------------------------
  Net asset value per share                                                                  $11.04
---------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$11.04)                                                $11.59
---------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                    $78,280,035
---------------------------------------------------------------------------------------------------
  Shares outstanding                                              7,099,868
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $11.03
---------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS (unaudited)
---------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR SIX MONTHS ENDED 2/29/04

NET INVESTMENT INCOME

Interest income                                                                        $36,386,808
---------------------------------------------------------------------------------------------------
Expenses
---------------------------------------------------------------------------------------------------
  Management fee                                                   $2,673,262
---------------------------------------------------------------------------------------------------
  Trustees' compensation                                               19,554
---------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                         895,023
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                              323,837
---------------------------------------------------------------------------------------------------
  Administrative fee                                                   37,713
---------------------------------------------------------------------------------------------------
  Custodian fee                                                       156,910
---------------------------------------------------------------------------------------------------
  Printing                                                             37,691
---------------------------------------------------------------------------------------------------
  Postage                                                              17,826
---------------------------------------------------------------------------------------------------
  Auditing fees                                                        20,678
---------------------------------------------------------------------------------------------------
  Legal fees                                                            3,598
---------------------------------------------------------------------------------------------------
  Miscellaneous                                                        60,483
---------------------------------------------------------------------------------------------------
Total expenses                                                                          $4,246,575
---------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                (14,246)
---------------------------------------------------------------------------------------------------
Net expenses                                                                            $4,232,329
---------------------------------------------------------------------------------------------------
Net investment income                                                                  $32,154,479
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
---------------------------------------------------------------------------------------------------
  Investment transactions                                          $9,249,884
---------------------------------------------------------------------------------------------------
  Swap transactions                                                (2,542,114)
---------------------------------------------------------------------------------------------------
Net realized gain on investments                                                        $6,707,770
---------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
---------------------------------------------------------------------------------------------------
  Investments                                                     $47,818,864
---------------------------------------------------------------------------------------------------
  Swap transactions                                                (4,750,668)
---------------------------------------------------------------------------------------------------
Net unrealized gain on investments                                                     $43,068,196
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                        $49,775,966
---------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                 $81,930,445
---------------------------------------------------------------------------------------------------

See notes to financial statements.

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                           SIX MONTHS ENDED             YEAR ENDED
                                                                2/29/04                   8/31/03
                                                              (UNAUDITED)
INCREASE IN NET ASSETS

OPERATIONS
Net investment income                                       $32,154,479                $65,893,634
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                       6,707,770                 (3,136,399)
---------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                    43,068,196                (25,179,307)
------------------------------------------------------     ------------               ------------
Increase in net assets from operations                      $81,930,445                $37,577,928
------------------------------------------------------     ------------               ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
---------------------------------------------------------------------------------------------------
  Class A                                                  $(31,074,308)              $(64,228,027)
---------------------------------------------------------------------------------------------------
  Class B                                                    (1,647,613)                (3,567,675)
------------------------------------------------------     ------------               ------------
Total distributions declared to shareholders               $(32,721,921)              $(67,795,702)
------------------------------------------------------     ------------               ------------
Net increase (decrease) in net assets from fund
share transactions                                        $(106,029,214)               $10,866,794
------------------------------------------------------     ------------               ------------
Total decrease in net assets                               $(56,820,690)              $(19,350,980)
------------------------------------------------------     ------------               ------------

NET ASSETS

At beginning of period                                   $1,372,830,151             $1,392,181,131
---------------------------------------------------------------------------------------------------
At end of period (including accumulated
distributions in excess of net investment income of
$1,112,454 and $545,012, respectively)                   $1,316,009,461             $1,372,830,151
---------------------------------------------------------------------------------------------------

See notes to financial statements.


-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.

                                            SIX MONTHS                                YEAR ENDED 8/31
                                              ENDED         -------------------------------------------------------------------
CLASS A                                      2/29/04              2003           2002           2001          2000         1999
                                           (UNAUDITED)

Net asset value, beginning of period        $10.64           $10.87         $10.77         $10.29         $10.35         $11.09
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income                      $0.26            $0.52          $0.53          $0.54          $0.54          $0.53
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments                       0.41            (0.22)          0.10           0.48           0.09          (0.64)
--------------------------------------------------            -----          -----          -----          -----         ------
Total from investment operations             $0.67            $0.30          $0.63          $1.02          $0.63         $(0.11)
--------------------------------------------------            -----          -----          -----          -----         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income                $(0.27)          $(0.53)        $(0.53)        $(0.54)        $(0.54)        $(0.53)
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments                                   --               --             --             --          (0.06)         (0.10)
--------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments                                   --               --             --             --          (0.09)            --
--------------------------------------------------            -----          -----          -----          -----         ------
Total distributions declared to
shareholders                                $(0.27)          $(0.53)        $(0.53)        $(0.54)        $(0.69)        $(0.63)
--------------------------------------------------            -----          -----          -----          -----         ------
Net asset value, end of period              $11.04           $10.64         $10.87         $10.77         $10.29         $10.35
--------------------------------------------------            -----          -----          -----          -----         ------
Total return (%)(+)                           6.30++           2.80           6.17          10.19           6.51          (1.08)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                    0.58+            0.59           0.59           0.59           0.58           0.57
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                   4.81+            4.76           5.01           5.16           5.32           4.87
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                               4               13             14             12             25             30
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000,000 Omitted)                           $1,238           $1,291         $1,308         $1,284         $1,257         $1,385
--------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective September 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share and decrease net realized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to
       September 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

                                            SIX MONTHS                                YEAR ENDED 8/31
                                              ENDED         -------------------------------------------------------------------
CLASS B                                      2/29/04              2003           2002           2001          2000         1999
                                           (UNAUDITED)

Net asset value, beginning of period        $10.63           $10.86         $10.76         $10.28         $10.34         $11.08
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income                      $0.22            $0.43          $0.45          $0.46          $0.46          $0.44
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments                       0.40            (0.22)          0.10           0.48           0.09          (0.64)
----------------------------------------    ------            -----          -----          -----          -----         ------
Total from investment operations             $0.62            $0.21          $0.55          $0.94          $0.55         $(0.20)
----------------------------------------    ------            -----          -----          -----          -----         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income                $(0.22)          $(0.44)        $(0.45)        $(0.46)        $(0.46)        $(0.44)
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments                                   --               --             --             --          (0.06)         (0.10)
--------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments                                   --               --             --             --          (0.09)            --
----------------------------------------    ------            -----          -----          -----          -----         ------
Total distributions declared to
shareholders                                $(0.22)          $(0.44)        $(0.45)        $(0.46)        $(0.61)        $(0.54)
----------------------------------------    ------            -----          -----          -----          -----         ------
Net asset value, end of period              $11.03           $10.63         $10.86         $10.76         $10.28         $10.34
----------------------------------------    ------            -----          -----          -----          -----         ------
Total return (%)                              5.89++           1.96           5.33           9.35           5.70          (1.87)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                    1.39+            1.39           1.39           1.38           1.37           1.37
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                   4.00+            3.96           4.20           4.37           4.55           4.07
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                               4               13             14             12             25             30
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000,000 Omitted)                              $78              $82            $84            $83            $70            $78
--------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective September 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share and decrease net realized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to
       September 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Municipal Bond Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value.

INVESTMENT VALUATIONS - The fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Bonds and other fixed income securities (other than short-term obligations) in the fund's portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Bonds and other fixed income securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

SWAP AGREEMENTS - The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party, which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the fund may use swaps to reduce its exposure to interest rate fluctuations. For non-hedging purposes, the fund may use swaps to take a position on anticipated changes in the underlying financial index.

RATE LOCK SWAPS - The fund may enter into rate lock swaps, which are used to reduce the interest rate risk of the portfolio. A rate lock swap is a payment or receipt of cash on a specified future date, calculated as the difference between the strike rate and a specific index yield on that date. The payment received or made at the end of the measurement period is recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the six months ended February 29, 2004, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for derivatives and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended August 31, 2003 and August 31, 2002 was as follows:

                                           8/31/03          8/31/02

Distributions declared from tax
exempt income                          $67,795,702      $67,782,333
---------------------------------------------------------------------

As of August 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income                                      $5,225,211
--------------------------------------------------------------------------------
Capital loss carryforward                                            (9,231,853)
--------------------------------------------------------------------------------
Unrealized appreciation                                             107,491,691
--------------------------------------------------------------------------------
Post-October capital loss deferral                                   (2,779,802)
--------------------------------------------------------------------------------
Other temporary differences                                          (5,770,223)
--------------------------------------------------------------------------------

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2009, ($8,819,272) and August 31, 2011 ($412,581).

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

First $1.3 billion of average net assets                                  0.40%
--------------------------------------------------------------------------------
Average net assets in excess of $1.3 billion                              0.37%
--------------------------------------------------------------------------------
Average net assets in excess of $2 billion                                0.35%
--------------------------------------------------------------------------------

Management fees incurred for the six months ended February 29, 2004 were 0.40% of average daily net assets on an annualized basis.

As part of the settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the fund's management fee to 0.30% of average daily net assets for the period March 1, 2004 through February 28, 2009. During this time period, the Board of Trustees will continue to review the appropriateness of all advisory fees in accordance with their oversight responsibilities. After February 28, 2009 the management fee will be determined in accordance with then existing review policies approved by the Board of Trustees overseeing the fund.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for retired Independent Trustees. Included in Trustees' compensation is a pension expense of $3,281 for retired Independent Trustees for the six months ended February 29, 2004.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

First $2 billion                                                        0.0175%
--------------------------------------------------------------------------------
Next $2.5 billion                                                       0.0130%
--------------------------------------------------------------------------------
Next $2.5 billion                                                       0.0005%
--------------------------------------------------------------------------------
In excess of $7 billion                                                 0.0000%
--------------------------------------------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $91,432 for the six months ended February 29, 2004, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers.
These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                                                       CLASS B

Distribution Fee                                                           0.75%
--------------------------------------------------------------------------------
Service Fee                                                                0.25%
--------------------------------------------------------------------------------
Total Distribution Plan                                                    1.00%
--------------------------------------------------------------------------------

Except in the case of the 0.25% per annum class B service fee paid by the fund upon the sale of Class B shares in the first year, payment of the Class B service fee will not be implemented until such date as the Trustees of the trust may determine. MFD received no portion of the Class B service fee for the six months ended February 29, 2004.

Fees incurred under the distribution plan during the six months ended February 29, 2004 were as follows:

                                                                       CLASS B

Total Distribution Plan                                                    0.81%
--------------------------------------------------------------------------------

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following the purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 29, 2004, were as follows:

                                                  CLASS A            CLASS B

Contingent Deferred Sales Charges Imposed         $24,919            $85,927
------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%, which amounted to $737,411 for the six months ended February 29, 2004. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $55,463 for the six months ended February 29, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $48,492,125 and $141,449,295, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $1,157,336,006
--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $156,449,799
--------------------------------------------------------------------------------
Gross unrealized depreciation                                        (2,565,291)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $153,884,508
--------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                              Six months ended                      Year ended
                                                   2/29/04                            8/31/03
                                          SHARES            AMOUNT           SHARES            AMOUNT

CLASS A SHARES

Shares sold                                5,561,922       $60,059,013       38,114,117      $415,706,341
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions              1,767,823        19,172,739        3,542,060        38,611,584
------------------------------------------------------------------------------------------------------------
Shares reacquired                        (16,450,676)     (178,566,102)     (40,702,564)     (443,315,265)
------------------------------------------------------------------------------------------------------------
Net increase (decrease)                   (9,120,931)     $(99,334,350)         953,613       $11,002,660
------------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                                  390,411        $4,226,416        2,452,752       $26,727,632
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                 94,772         1,026,669          201,732         2,197,148
------------------------------------------------------------------------------------------------------------
Shares reacquired                         (1,099,281)      (11,947,949)      (2,673,634)      (29,060,646)
------------------------------------------------------------------------------------------------------------
Net decrease                                (614,098)      $(6,694,864)         (19,150)        $(135,866)
------------------------------------------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the six months ended February 29, 2004, was $4,424. The fund had no borrowings during the period.

(7) FINANCIAL INSTRUMENTS

The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include swap agreements. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Swap Agreements

Interest Rate Swaps

                          NOTIONAL                                                                 UNREALIZED
                      PRINCIPAL AMOUNT         CASH FLOWS PAID          CASH FLOWS RECEIVED       APPRECIATION
EXPIRATION             (000 OMITTED)             BY THE FUND                BY THE FUND          (DEPRECIATION)

     11/15/04              22,000          Fixed - 2 Year BMA Swap   Floating - 7 Day BMA Swap        $(102,104)
                                               Index (1.945%)                  Index
-------------------------------------------------------------------------------------------------------------------
     11/18/12              14,000           Floating - 3M LIBOR X    Floating - 7 Day BMA Swap           45,723
                                                   79.375%                     Index
-------------------------------------------------------------------------------------------------------------------
     12/18/12              28,600           Floating - 3M LIBOR X    Floating - 7 Day BMA Swap           38,276
                                                   78.75%                      Index
-------------------------------------------------------------------------------------------------------------------
      5/26/19              10,000         Fixed - 15 Year BMA Swap   Floating - 7 Day BMA Swap         (271,581)
                                               Index (4.152%)                  Index
-------------------------------------------------------------------------------------------------------------------
      6/23/19              10,000         Fixed - 15 Year BMA Swap   Floating - 7 Day BMA Swap         (362,784)
                                                Index (4.23%)                  Index
-------------------------------------------------------------------------------------------------------------------
      7/21/19              13,000         Fixed - 15 Year BMA Swap   Floating - 7 Day BMA Swap         (137,712)
                                               Index (4.0495%)                 Index
-------------------------------------------------------------------------------------------------------------------
      7/28/19              13,000         Fixed - 15 Year BMA Swap   Floating - 7 Day BMA Swap         (105,672)
                                                Index (4.00%)                  Index
-------------------------------------------------------------------------------------------------------------------
       8/4/19               8,000         Fixed - 15 Year BMA Swap   Floating - 7 Day BMA Swap          (64,907)
                                               Index (4.039%)                  Index
-------------------------------------------------------------------------------------------------------------------
       4/7/24              13,000         Fixed - 20 Year BMA Swap   Floating - 7 Day BMA Swap         (205,445)
                                               Index (4.159%)                  Index
-------------------------------------------------------------------------------------------------------------------
                                                                                                    $(1,166,206)
-------------------------------------------------------------------------------------------------------------------

Rate Lock Swaps

        NOTIONAL
    PRINCIPAL AMOUNT
      OF CONTRACT                                                                         UNREALIZED
     (000 OMITTED)                               DESCRIPTION                             DEPRECIATION

         13,000         Agreement with Merrill Lynch terminating April 7, 2004 to pay the difference between the notional value and the market
                        value of a bond with a 4.842% coupon maturing on April 7,
                        2024 priced at a yield to maturity equal to the MMD general obligation yield curve rate for the designated maturity year as of the close of business on the termination date, if
                        negative (receive if positive)                                        $(818,210)
----------------------------------------------------------------------------------------------------------
          7,600         Agreement with Merrill Lynch terminating April 13, 2004 to pay the difference between the notional value and the market value of a bond with a 5.106% coupon maturing on April 13,
                        2025 priced at a yield to maturity equal to the MMD general obligation yield curve rate for the designated maturity year as of the close of business on the termination date, if
                        negative (receive if positive)                                         (732,593)
----------------------------------------------------------------------------------------------------------
          5,150         Agreement with Goldman Sachs terminating April 14, 2004 to pay  the difference between the notional value and the market value  of  a  bond  with a 5.10% coupon maturing on April 14,
                        2025 priced at a yield to maturity equal to the MMD general obligation yield curve rate for the designated maturity year as of the close of business on the termination date, if
                        negative (receive if positive)                                         (492,392)
----------------------------------------------------------------------------------------------------------
                                                                                            $(2,043,195)
----------------------------------------------------------------------------------------------------------

At February 29, 2004, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) RESTRICTED SECURITIES

The fund may invest not more than 15% of its total assets in securities, which are subject to legal or contractual restrictions on resale. At February 29, 2004, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 6.6% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                                          SHARE/
                                                                       PRINCIPAL
                                                      DATE OF             AMOUNT
DESCRIPTION                                       ACQUISITION      (000 OMITTED)             COST            VALUE
Chicago, IL, Board of Education, RITES,
FGIC, 9.2607%, 2019                                    2/9/00              5,000        3,984,600       $6,525,700
--------------------------------------------------------------------------------------------------------------------
Chicago, IL, O'Hare International Airport
Rev., RITES, FSA, 10.2016%, 2022                      8/21/03              2,500        2,665,850        2,989,600
--------------------------------------------------------------------------------------------------------------------
Chicago, IL, O'Hare International Airport
Rev., RITES, PSF, 10.7016%, 2029                      8/21/03              3,000        3,278,220        3,705,600
--------------------------------------------------------------------------------------------------------------------
Chicago, IL, RITES, AMBAC,
9.7902%, 2018                                         3/20/00              5,900        5,699,046        7,984,824
--------------------------------------------------------------------------------------------------------------------
Commonwealth of Massachusetts, ROLs, 9.742%, 2017     8/28/01              2,870        3,194,941        3,889,596
--------------------------------------------------------------------------------------------------------------------
Commonwealth of Puerto Rico, ROLs, XLCA,
9.876%, 2017                                         10/22/01              1,150        1,392,374        1,587,529
--------------------------------------------------------------------------------------------------------------------
Denver, CO, City & County Airport Rev.,
RITES, AMBAC, 10.71%, 2017                            8/28/00              2,500        2,683,700        3,148,150
--------------------------------------------------------------------------------------------------------------------
Massachusetts Health & Educational
Facilities Authority Rev., RITES (Harvard
University), 11.2561%, 2020                           11/8/99              8,410        9,595,810       13,030,118
--------------------------------------------------------------------------------------------------------------------
New Jersey Transportation Trust Fund
Authority Rev., ROLs, FSA, 9.966%, 2011                1/7/02              7,500        8,479,200       10,146,150
--------------------------------------------------------------------------------------------------------------------
New Jersey Turnpike Authority Rev., RITES,
MBIA, 9.5598%, 2020                                   4/19/00              5,000        4,637,900        5,808,800
--------------------------------------------------------------------------------------------------------------------
North Carolina Municipal Power Agency
Catawba Electric Rev., ROLs, MBIA, 9.418%, 2019        3/3/03              3,500        4,008,620        4,223,940
--------------------------------------------------------------------------------------------------------------------
Puerto Rico Electric Power Authority, RITES,
FSA, 9.2783%, 2015 - 2016                             9/16/99              5,500        5,295,450        6,697,235
--------------------------------------------------------------------------------------------------------------------
State of California, RITES, 9.6742%, 2012             11/8/99              5,825        6,135,706        7,887,400
--------------------------------------------------------------------------------------------------------------------
State of California, RITES, XLCA, 10.2803%,
2017                                                   1/3/00              6,875        7,003,975        9,057,263
--------------------------------------------------------------------------------------------------------------------
                                                                                                       $86,681,905
--------------------------------------------------------------------------------------------------------------------

(9) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants
(i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS fund, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

--------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IV, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JOHN W. BALLEN(2)(5) (born 09/12/59)                     DAVID H. GUNNING(4) (born 05/30/42)
Trustee and President                                    Trustee
Massachusetts Financial Services Company, Chief          Cleveland-Cliffs Inc. (mining products and service
Executive Officer and Director (until February           provider), Vice Chairman/Director (since April
2004)                                                    2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(7) (born 10/20/63)                  Electric Holdings, Inc. (welding equipment
Trustee                                                  manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41)
                                                         Trustee
KEVIN R. PARKE(2)(5) (born 12/14/59)                     Private investor and real estate consultant;
Trustee                                                  Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer and Director
(until February 2004)                                    AMY B. LANE(4) (born 02/08/53)
                                                         Trustee
ROBERT C. POZEN(2)(7) (born 08/08/46)                    Retired; Merrill Lynch & Co., Inc., Managing
Trustee                                                  Director, Investment Banking Group (1997 to
Massachusetts Financial Services Company, Chairman       February 2001); Borders Group, Inc. (book and
(since February 2004); Harvard Law School                music retailer), Director; Federal Realty
(education), John Olin Visiting Professor (since         Investment Trust (real estate investment trust),
July 2002); Secretary of Economic Affairs, The           Trustee
Commonwealth of Massachusetts (January 2002 to
December 2002); Fidelity Investments, Vice               ABBY M. O'NEILL(3) (born 04/27/28)
Chairman (June 2000 to December 2001); Fidelity          Trustee
Management & Research Company (investment                Private investor; Rockefeller Financial Services,
adviser), President (March 1997 to July 2001); The       Inc. (investment advisers), Chairman and Chief
Bank of New York (financial services), Director;         Executive Officer
Bell Canada Enterprises (telecommunications),
Director; Telesat (satellite communications),            LAWRENCE T. PERERA (born 06/23/35)
Director                                                 Trustee
                                                         Hemenway & Barnes (attorneys), Partner
JEFFREY L. SHAMES(2)(6) (born 06/02/55)
Trustee                                                  WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company, Chairman       Trustee
(until February 2004)                                    Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
J. ATWOOD IVES (born 05/01/36)                           CBL & Associates Properties, Inc. (real estate
Co-Chair                                                 investment trust), Director
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises         J. DALE SHERRATT (born 09/23/38)
(diversified services company), Chairman, Trustee        Trustee
and Chief Executive Officer (until November 2000)        Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WARD SMITH (born 09/13/30)                               (investor in health care companies), Managing
Co-Chair                                                 General Partner (since 1993); Cambridge
Private investor                                         Nutraceuticals (professional nutritional
                                                         products), Chief Executive Officer (until May
LAWRENCE H. COHN, M.D. (born 03/11/37)                   2001)
Trustee
Brigham and Women's Hospital, Chief of Cardiac           ELAINE R. SMITH (born 04/25/46)
Surgery; Harvard Medical School, Professor of            Trustee
Surgery                                                  Independent health care industry consultant

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Resigned on February 13, 2004.
(7) Appointed Trustee on February 24, 2004.

Trustees and Officers - continued

OFFICERS

JOHN W. BALLEN(1) (born 09/12/59)                        RICHARD M. HISEY (born 08/29/58)
Trustee and President                                    Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Senior
Executive Officer and Director (until February           Vice President (since July 2002); The Bank of New
2004)                                                    York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59)                  Executive Vice President and Chief Financial
Assistant Secretary and Assistant Clerk                  Officer (prior to September 2000); Lexington
Massachusetts Financial Services Company, Senior         Funds, Treasurer (prior to September 2000)
Vice President and Associate General Counsel
                                                         ROBERT J. MANNING(2) (born 10/20/63)
STEPHEN E. CAVAN (born 11/06/53)                         President
Secretary and Clerk                                      Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Senior         Executive Officer, President, Chief Investment
Vice President, General Counsel and Secretary            Officer and Director

STEPHANIE A. DESISTO (born 10/01/53)                     ELLEN MOYNIHAN (born 11/13/57)
Assistant Treasurer                                      Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Vice
President (since April 2003); Brown Brothers             President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               JAMES O. YOST (born 06/12/60)
Investment Management, Senior Vice President             Assistant Treasurer
(prior to November 2002)                                 Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

(1) Resigned on February 6, 2004.
(2) Appointed President on February 6, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer will hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Mr. Shames has served as a Trustee of the Trust continually since originally appointed until February 13,
2004. Messrs. Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Mr. Gutow has served as a Trustee of the Trust since
August 1, 2001. Messrs. Cohn, Sherratt and Smith, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January
1, 2002, until February 6, 2004, and Mr. Parke served as a Trustee of the Trust from January 1, 2002, until
February 6, 2004. Ms. O'Neill retired on December 31, 2003. Mr. Gunning and Ms. Lane have served as Trustees of the Trust since January 27, 2004, and Messrs. Manning and Pozen have served as Trustees of the Trust since
February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                        CUSTODIANS
Massachusetts Financial Services Company  State Street Bank and Trust Company
500 Boylston Street, Boston, MA           225 Franklin Street, Boston, MA
02116-3741                                02110

DISTRIBUTOR                               JP Morgan Chase Bank
MFS Fund Distributors, Inc.               One Chase Manhattan Plaza
500 Boylston Street, Boston, MA           New York, NY 10081
02116-3741

PORTFOLIO MANAGERS
Michael L. Dawson
Geoffrey L. Schechter

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MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. The prospectus contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, the fees, charges and expenses involved, as well as other information about the fund. The prospectus should be read carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

--------------------------------------------------------------------------------
CONTACT INFORMATION
--------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                              MMB-SEM-4/04 52M

MFS(R) Mutual Funds

SEMIANNUAL REPORT 2/29/04

MFS(R) MID CAP GROWTH FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

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MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) MID CAP GROWTH FUND

The fund seeks to provide long-term growth of capital.

-------------------------------------------------------------------------------
To view MFS' statement concerning regulatory issues affecting the mutual fund industry and the firm, please visit mfs.com.
-------------------------------------------------------------------------------

TABLE OF CONTENTS

----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW                                  5
----------------------------------------------------
PERFORMANCE SUMMARY                                9
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          12
----------------------------------------------------
FINANCIAL STATEMENTS                              18
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     34
----------------------------------------------------
TRUSTEES AND OFFICERS                             45
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       47
----------------------------------------------------
CONTACT INFORMATION                               48
----------------------------------------------------
ASSET ALLOCATION                                  49

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Dear Shareholders,

As the firm's new Chief Executive Officer, I want to thank you for your continued trust in MFS and tell you about the series of actions we have taken since our recent settlements with the regulators. These actions are designed to enhance the governance structure of the MFS funds, tighten our business practices, and strengthen the management team at MFS.

In early February, Robert Pozen joined MFS as non-executive Chairman. A seasoned veteran of the mutual fund industry, Bob has held prior positions as President of Fidelity Management & Research Company, as Associate General Counsel of the Securities and Exchange Commission, and as a visiting professor at Harvard Law School.

In an effort to develop and implement policies that we believe will set a new standard in regulatory compliance, MFS has hired two new senior executives. Jeffrey Carp is joining us as General Counsel with responsibility for all of our legal affairs. Previously he was a senior partner with the law firm of Hale and Dorr LLP. Also joining MFS in the new position of Executive Vice President of Regulatory Affairs is Maria Dwyer, who returned to the firm after serving as a senior executive at Fidelity. At MFS, Maria is in charge of compliance, internal audit, and fund treasury.

In the area of governance, we have taken steps to enhance the independence of our funds' boards of trustees to better protect the interests of shareholders. We have independent board chairs and at least 75% of the trustees are independent. The trustees will appoint not only their own counsel but also an independent compliance officer. This officer will assist the boards and their committees in monitoring the MFS funds' compliance with federal and state regulations.

In February, MFS reached agreements with federal and state regulators to settle their administrative proceedings against the firm and two senior executives in connection with market timing and related issues. Under the terms of the settlements, we agreed to pay $225 million to compensate affected retail fund shareholders. The $225 million will be distributed in accordance with a distribution plan developed by an independent consultant.

We have further agreed with state regulators to reduce management fees on certain funds we advise by approximately $25 million annually over the next five years and to pay an administrative fine of $1 million, which will be used for the purpose of investor education. We have introduced a set of policies designed to protect the MFS funds and MFS fund shareholders from market timing abuses. By July, all MFS retail funds, except money market funds, will have a 2% redemption fee on short-term trades. Our global, international, high-yield, mid- and small-cap funds will impose the 2% fee on redemptions or exchanges of fund shares made within 30 calendar days of a share purchase. For all other MFS funds, except money market funds, the 2% fee will be imposed on redemptions or exchanges made within 5 business days of a share purchase. See the fund prospectus for more information.

We continue to use fair value pricing, a strategy that minimizes the potential for investors to take advantage of "stale" prices. These can occur, as one example, when funds own foreign securities whose prices close on overseas exchanges in different time zones. At the same time, we enhanced our monitoring of excessive trading. We did so by increasing our staff and updating our computer systems to improve our ability to detect excessive trading in our funds. Finally, we are supporting industry efforts to establish a "hard" 4 p.m. close on all trading, which would prevent the possibility of late trading.

In March, MFS reached a second settlement with the SEC under an administrative proceeding resolving the SEC's investigation into how we disclosed brokerage allocation practices in connection with fund sales. According to the settlement order, we did not effectively disclose the potential conflict of interest that may arise from these arrangements.

Under the terms of the settlement, MFS has agreed to pay one dollar in disgorgement and $50 million in penalty to MFS fund shareholders. The settlement noted that MFS had policies in place designed to obtain best execution of all trades of securities within MFS portfolios.

This past November, MFS eliminated the above mentioned practice of directing brokerage commissions to certain firms in recognition of fund sales. Additionally, we announced in March that we would ban the use of soft dollars to acquire third-party securities research and market data. Soft dollars are permitted under federal securities laws. In fact, it is a common industry practice to use a portion of the brokerage commissions to pay for certain research and execution products and services that are provided to asset managers. MFS will now pay cash out of its own pocket for third-party research and market data.

MFS continues to be financially strong, with more than U.S. $140 billion (as of 12/31/03) in assets under management, which continued to be stable during the first quarter of 2004. We also have the full support of our parent company, Sun Life Financial, an internationally diversified financial services firm that manages more than U.S. $269 billion (as of 12/31/03).

We chose to settle these two proceedings with the SEC so we could concentrate on serving our fund shareholders. As Chief Investment Officer, my focus is on ensuring that our portfolio teams work closely together and take full advantage of all the resources available to them to deliver the best possible investment performance.

As the inventor of the open-end mutual fund in America in 1924, MFS has a strong tradition and culture of innovation. By strengthening our business and governance practices, we believe we have an unprecedented opportunity to set a new standard in the mutual fund industry.

As I look ahead, I do so with confidence. The collaboration among MFS employees, many of whom have worked at the firm for their entire careers, continues as we remain singularly dedicated to our clients. It has been our sincere privilege to serve you, and we thank you for the confidence that you have shown in MFS.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2004

Note to Shareholders: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as non-executive Chairman. Also, on February 6, 2004, Robert J. Manning was appointed Chief Executive Officer, President, and Chief Investment Officer.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

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MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o  global asset management expertise across all asset classes

o  time-tested money management process for pursuing consistent results

o  full spectrum of investment products backed by MFS Original Research(R)

o  resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o  analyzing financial statements and balance sheets

o  talking extensively with companies' customers and competitors

o  developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

The turnaround in global stock markets that began in the spring of 2003 continued for most of the six-month period ended February 29, 2004. The release of increasingly positive economic numbers as the period progressed, particularly with regard to corporate earnings and GDP (gross domestic product) growth, helped drive the equity rally.

Another driver of the equity rally, in our view, was the U.S. Federal Reserve Board's decision to leave interest rates at a four-decade low throughout the period. While energy prices rose late in the period, core inflation -- excluding volatile food and energy prices -- remained low relative to historical averages.

For the period, the portfolio underperformed its benchmark, the Russell Midcap Growth Index, but outperformed its peers, as measured by the average mid-cap growth fund tracked by Lipper Inc.

DETRACTORS FROM PERFORMANCE

On a sector basis, leisure, business services and health care were the strongest detractors from relative performance.

Among our leisure investments, media holdings such as broadcast and programming services provider Westwood One detracted from performance because of a slower-than-expected recovery in advertising. As of period-end, the stock remained in the portfolio based on our expectation of increasing advertising spending in 2004.

In the business services area, online recruitment advertiser Monster Worldwide weighed on results, reflecting concerns about increasing competition, management's decision not to renew a large contract, and the weak recovery in the job market.

-----------------------------------------------
TOP 5 STOCK HOLDINGS
AS OF 2/29/04

NTL, INC.                                  2.9%
Broadband and cable services provider
-----------------------------------------------
CYTYC CORPORATION                          2.5%
Medical diagnostics technology firm
-----------------------------------------------
MILLIPORE CORP.                            2.3%
Life sciences company
-----------------------------------------------
CAREER EDUCATION CORPORATION               2.3%
Adult education and training services
provider
-----------------------------------------------
MEDICIS PHARMACEUTICAL CORPORATION         1.8%
Pharmaceutical manufacturer
-----------------------------------------------
The portfolio is actively managed, and current
holdings may be different.
-----------------------------------------------

Among our health care holdings, shares of acute care provider Tenet Healthcare declined amid weak admissions and pricing trends and ongoing concerns about the investigation of past billing practices. Relative to our benchmark, not owning medical and reconstructive devices firm Zimmer Holdings also held back performance, as the firm's shares rose during the period.

Individual stocks in other areas that held back relative performance included jetBlue Airways, whose shares fell because of increasing competition in the low-cost airline market and rising fuel prices. In the technology sector, we held storage solution provider VERITAS Software, whose shares posted a negative return for the period. Our holding in clothing retailer Talbots also held back results. The company's shares declined after the firm posted relatively weak profits during the 2003 fall and holiday shopping seasons. Talbots was sold out of the portfolio by period-end.

Although it averaged less than 4% of fund assets over the period, the portfolio's cash position was also a detractor from relative performance. In a period when equity markets rose sharply, cash held back performance against our benchmark, the Russell Midcap Growth Index, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

Relative to our benchmark, the portfolio fared most favorably in the technology, industrial goods and services, and consumer staples sectors. Stockpicking in these three sectors had the largest positive effect on returns during the period.

On a sector basis, technology was the largest contributor to performance relative to the benchmark. Technology holdings that rose sharply included communications semiconductor company PMC-Sierra and programmable logic design company Xilinx. Both firms benefited from an upswing in semiconductor demand and market share gains for their well-positioned products. Also, not owning semiconductor equipment maker KLA-Tencor benefited relative performance as the firm's stock declined during the period.

While the industrial goods and services sector did not hold any of the portfolio's top contributors, several of our stock holdings in this area made material contributions to overall relative performance, including plumbing and HVAC equipment maker American Standard Cos. and industrial automation manufacturer Rockwell Automation. Also, not owning Jacobs Engineering helped relative performance, as the construction firm's shares posted negative returns for the period.

In consumer staples, manufacturer and marketer of ice cream, frozen dessert, and frozen novelty products CoolBrands International was among the portfolio's top relative performers for the period.

Individual stock holdings in other sectors that helped performance included NTL, which was the portfolio's best performer on a relative basis, Investors Financial Services, MedImmune, Royal Caribbean Cruises, and Invitrogen.

In the leisure sector, shares of NTL, the largest broadband services and cable operator in Great Britain, posted strong returns after the company emerged from bankruptcy and continued to strengthen its balance sheet and improve cash flow growth. Our position in Royal Caribbean Cruises also posted strong results for the period, as the firm experienced improving booking trends.

In financial services, our position in Investors Financial Services contributed to performance. The administration services provider's shares rose on a stronger capital markets environment, healthy earnings growth, and new business wins.

In health care, medical equipment firm Invitrogen, which sells life science tools used in research and drug manufacturing, benefited from an industry recovery and from improved product offerings and efficiency gains under a new CEO. Our relative underweighting in biotech company MedImmune also helped portfolio performance, as its shares declined during the period.

Respectfully,

/s/ Eric B. Fischman                    /s/ David E. Sette-Ducati

    Eric B. Fischman                        David E. Sette-Ducati
    Portfolio Manager                       Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Investment Perspective for our current view of the world.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 2/29/04
-------------------------------------------------------------------------------

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST CURRENT PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TOTAL RETURNS

--------------------
  Average annual
without sales charge
--------------------

                     Class
      Share        inception
      class          date        6-mo      1-yr      3-yr      5-yr     10-yr
------------------------------------------------------------------------------
        A           12/1/93       --      49.02%    -12.01%    4.40%     8.57%
------------------------------------------------------------------------------
        B           12/1/93       --      48.07%    -12.68%    3.61%     7.73%
------------------------------------------------------------------------------
        C           8/1/94        --      48.02%    -12.67%    3.63%     7.75%
------------------------------------------------------------------------------
        I           1/2/97        --      49.38%    -11.78%    4.66%     8.76%
------------------------------------------------------------------------------
       R1          12/31/02       --      48.66%    -12.08%    4.35%     8.55%
------------------------------------------------------------------------------
       R2          10/31/03       --      48.17%    -12.66%    3.63%     7.74%
------------------------------------------------------------------------------
      529A          7/31/02       --      49.19%    -12.08%    4.35%     8.55%
------------------------------------------------------------------------------
      529B          7/31/02       --      47.70%    -12.75%    3.56%     7.71%
------------------------------------------------------------------------------
      529C          7/31/02       --      47.92%    -12.74%    3.57%     7.71%
------------------------------------------------------------------------------

Comparative benchmarks

--------------------
  Average annual
--------------------

------------------------------------------------------------------------------
  Average mid-cap
  growth fund+                   11.79%   45.51%     -3.14%    4.17%     8.26%
------------------------------------------------------------------------------
  Russell Midcap Growth
  Index#                         15.52%   52.71%     -0.21%    3.44%     9.76%
------------------------------------------------------------------------------
Periods less than one year are actual, not annualized.

--------------------
  Average annual
 with sales charge
--------------------

      Share
      class                       6-mo     1-yr      3-yr      5-yr     10-yr
------------------------------------------------------------------------------
        A                         --      40.45%    -13.73%    3.18%     7.93%
------------------------------------------------------------------------------
        B                         --      44.07%    -13.55%    3.31%     7.73%
------------------------------------------------------------------------------
        C                         --      47.02%    -12.67%    3.63%     7.75%
------------------------------------------------------------------------------
      529A                        --      40.62%    -13.80%    3.13%     7.91%
------------------------------------------------------------------------------
      529B                        --      43.70%    -13.62%    3.26%     7.71%
------------------------------------------------------------------------------
      529C                        --      46.92%    -12.74%    3.57%     7.71%
------------------------------------------------------------------------------

I, R1 and R2 class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
    Cumulative
without sales charge
--------------------

------------------------------------------------------------------------------
        A                       12.52%    49.02%    -31.87%   24.05%   127.62%
------------------------------------------------------------------------------
        B                       12.13%    48.07%    -33.42%   19.41%   110.65%
------------------------------------------------------------------------------
        C                       12.13%    48.02%    -33.40%   19.50%   110.94%
------------------------------------------------------------------------------
        I                       12.68%    49.38%    -31.34%   25.57%   131.57%
------------------------------------------------------------------------------
       R1                        12.40%   48.66%    -32.04%   23.76%   127.08%
------------------------------------------------------------------------------
       R2                        12.21%   48.17%    -33.37%   19.49%   110.79%
------------------------------------------------------------------------------
      529A                       12.70%   49.19%    -32.04%   23.76%   127.08%
------------------------------------------------------------------------------
      529B                       12.01%   47.70%    -33.58%   19.12%   110.12%
------------------------------------------------------------------------------
      529C                       12.16%   47.92%    -33.55%   19.17%   110.21%
------------------------------------------------------------------------------
Periods less than one year are actual, not annualized.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

THE RUSSELL MIDCAP GROWTH INDEX - measures the performance of U.S. mid-cap growth stocks.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A results, including sales charge, reflect the deduction of the maximum 5.75% sales charge. Class B and 529B results, including sales charge, reflect the deduction of the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge, redeemed within one year from the end of the calendar month of purchase, reflect the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

-----------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (unaudited) - 2/29/04
-----------------------------------------------------------------------------------------------
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 100.5%
-----------------------------------------------------------------------------------------------
ISSUER                                                                SHARES            $ VALUE
-----------------------------------------------------------------------------------------------
U.S. Stocks - 94.4%
-----------------------------------------------------------------------------------------------
Airlines - 0.7%
-----------------------------------------------------------------------------------------------
jetBlue Airways Corp.^*                                              664,593        $15,817,313
-----------------------------------------------------------------------------------------------

Apparel Manufacturers - 1.6%
-----------------------------------------------------------------------------------------------
Coach, Inc.*                                                         568,900        $22,545,507
-----------------------------------------------------------------------------------------------
Reebok International Ltd.                                            257,100         10,235,151
-----------------------------------------------------------------------------------------------
Timberland Co.^*                                                      42,000          2,593,080
-----------------------------------------------------------------------------------------------
                                                                                    $35,373,738
-----------------------------------------------------------------------------------------------
Banks & Credit Companies - 1.1%
-----------------------------------------------------------------------------------------------
Investors Financial Services Corp.                                   559,100        $24,617,173
-----------------------------------------------------------------------------------------------

Biotechnology - 4.0%
-----------------------------------------------------------------------------------------------
Biogen Idec, Inc.^*                                                  243,700        $13,513,165
-----------------------------------------------------------------------------------------------
Gen-Probe, Inc.*                                                      21,200            724,828
-----------------------------------------------------------------------------------------------
Genzyme Corp.*                                                       449,931         22,847,496
-----------------------------------------------------------------------------------------------
Gilead Sciences, Inc.*                                               521,500         28,270,515
-----------------------------------------------------------------------------------------------
MedImmune, Inc.*                                                     393,800         10,116,722
-----------------------------------------------------------------------------------------------
Neurocrine Biosciences, Inc.^*                                       131,600          7,316,960
-----------------------------------------------------------------------------------------------
Protein Design Labs, Inc.^*                                          291,600          6,998,400
-----------------------------------------------------------------------------------------------
                                                                                    $89,788,086
-----------------------------------------------------------------------------------------------
Broadcast & Cable TV - 8.5%
-----------------------------------------------------------------------------------------------
Citadel Broadcasting Corp.*                                        1,606,650        $30,044,355
-----------------------------------------------------------------------------------------------
EchoStar Communications Corp., "A"*                                  981,521         35,452,539
-----------------------------------------------------------------------------------------------
Entercom Communications Corp.*                                       433,100         19,991,896
-----------------------------------------------------------------------------------------------
LIN TV Corp.^*                                                       450,600         10,052,886
-----------------------------------------------------------------------------------------------
NTL, Inc.*                                                           955,447         65,505,446
-----------------------------------------------------------------------------------------------
Westwood One, Inc.*                                                  911,900         28,177,710
-----------------------------------------------------------------------------------------------
                                                                                   $189,224,832
-----------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 3.3%
-----------------------------------------------------------------------------------------------
Affiliated Managers Group, Inc.^*                                    140,100        $11,838,450
-----------------------------------------------------------------------------------------------
Ameritrade Holding Corp.*                                          1,568,100         25,528,668
-----------------------------------------------------------------------------------------------
Legg Mason, Inc.^                                                    373,300         35,217,122
-----------------------------------------------------------------------------------------------
                                                                                    $72,584,240
-----------------------------------------------------------------------------------------------

Business Services - 8.5%
-----------------------------------------------------------------------------------------------
Alliance Data Systems Corp.^*                                        397,700        $11,911,115
-----------------------------------------------------------------------------------------------
Ceridian Corp.*                                                      732,400         13,864,332
-----------------------------------------------------------------------------------------------
Corporate Executive Board Co.*                                       611,300         30,485,531
-----------------------------------------------------------------------------------------------
DST Systems, Inc.^*                                                  572,400         25,620,624
-----------------------------------------------------------------------------------------------
Getty Images, Inc.*                                                  691,300         35,228,648
-----------------------------------------------------------------------------------------------
Manpower, Inc.                                                       547,600         24,505,100
-----------------------------------------------------------------------------------------------
Monster Worldwide, Inc.^*                                          1,334,450         29,357,900
-----------------------------------------------------------------------------------------------
MSC Industrial Direct Co., Inc.                                      165,310          4,736,132
-----------------------------------------------------------------------------------------------
Paychex, Inc.                                                        170,460          5,483,698
-----------------------------------------------------------------------------------------------
Robert Half International, Inc.^*                                    428,600          9,630,642
-----------------------------------------------------------------------------------------------
                                                                                   $190,823,722
-----------------------------------------------------------------------------------------------
Chemicals - 0.5%
-----------------------------------------------------------------------------------------------
Lyondell Chemical Co.                                                670,150        $11,935,371
-----------------------------------------------------------------------------------------------

Computer Software - 5.1%
-----------------------------------------------------------------------------------------------
Ascential Software Corp.*                                            431,500         $9,734,640
-----------------------------------------------------------------------------------------------
BEA Systems, Inc.^*                                                  907,900         12,529,020
-----------------------------------------------------------------------------------------------
NetScreen Technologies, Inc.^*                                       445,800         15,803,610
-----------------------------------------------------------------------------------------------
Network Associates, Inc.*                                          1,436,440         25,195,158
-----------------------------------------------------------------------------------------------
Symantec Corp.^*                                                     553,100         22,754,534
-----------------------------------------------------------------------------------------------
VERITAS Software Corp.*                                              924,100         28,111,122
-----------------------------------------------------------------------------------------------
                                                                                   $114,128,084
-----------------------------------------------------------------------------------------------
Consumer Goods & Services - 4.5%
-----------------------------------------------------------------------------------------------
Career Education Corp.*                                            1,016,200        $50,799,838
-----------------------------------------------------------------------------------------------
Corinthian Colleges, Inc.*                                           643,300         38,694,495
-----------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                                              411,100         10,520,049
-----------------------------------------------------------------------------------------------
Strayer Education, Inc.                                               14,900          1,619,034
-----------------------------------------------------------------------------------------------
                                                                                   $101,633,416
-----------------------------------------------------------------------------------------------
Electrical Equipment - 1.9%
-----------------------------------------------------------------------------------------------
American Standard Cos., Inc.*                                        156,900        $17,095,824
-----------------------------------------------------------------------------------------------
AMETEK, Inc.                                                          55,900          2,775,435
-----------------------------------------------------------------------------------------------
Rockwell Automation, Inc.                                            579,550         17,653,093
-----------------------------------------------------------------------------------------------
W.W. Grainger, Inc.                                                  122,800          5,802,300
-----------------------------------------------------------------------------------------------
                                                                                    $43,326,652
-----------------------------------------------------------------------------------------------

Electronics - 10.4%
-----------------------------------------------------------------------------------------------
Agere Systems, Inc., "B"*                                          8,253,400        $30,620,114
-----------------------------------------------------------------------------------------------
Amphenol Corp., "A"*                                                 274,000         16,946,900
-----------------------------------------------------------------------------------------------
Analog Devices, Inc.                                                 371,200         18,522,880
-----------------------------------------------------------------------------------------------
Cymer, Inc.^*                                                        662,400         25,528,896
-----------------------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.^*                                   831,900         22,910,526
-----------------------------------------------------------------------------------------------
Novellus Systems, Inc.*                                              679,700         21,852,355
-----------------------------------------------------------------------------------------------
NVIDIA Corp.^*                                                       849,200         18,894,700
-----------------------------------------------------------------------------------------------
PMC-Sierra, Inc.^*                                                   822,400         16,365,760
-----------------------------------------------------------------------------------------------
Power Integrations, Inc.^*                                           104,800          3,089,504
-----------------------------------------------------------------------------------------------
Skyworks Solutions, Inc.^*                                         1,169,427         13,191,137
-----------------------------------------------------------------------------------------------
Vishay Intertechnology, Inc.^*                                       743,600         16,738,436
-----------------------------------------------------------------------------------------------
Xilinx, Inc.*                                                        673,900         28,330,756
-----------------------------------------------------------------------------------------------
                                                                                   $232,991,964
-----------------------------------------------------------------------------------------------
Gaming & Lodging - 1.7%
-----------------------------------------------------------------------------------------------
Alliance Gaming Corp.^*                                               61,900         $1,501,694
-----------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.^                                        666,100         29,474,925
-----------------------------------------------------------------------------------------------
WMS Industries, Inc.^*                                               287,000          7,625,590
-----------------------------------------------------------------------------------------------
                                                                                    $38,602,209
-----------------------------------------------------------------------------------------------
Internet - 0.8%
-----------------------------------------------------------------------------------------------
InterActiveCorp.^*                                                   536,489        $17,473,447
-----------------------------------------------------------------------------------------------

Leisure & Toys - 0.8%
-----------------------------------------------------------------------------------------------
International Game Technology                                        455,000        $17,854,200
-----------------------------------------------------------------------------------------------

Medical & Health Technology & Services - 2.4%
-----------------------------------------------------------------------------------------------
Fisher Scientific International, Inc.^*                              576,600        $30,703,950
-----------------------------------------------------------------------------------------------
Lincare Holdings, Inc.^*                                             193,600          6,261,024
-----------------------------------------------------------------------------------------------
Tenet Healthcare Corp.*                                            1,326,500         15,944,530
-----------------------------------------------------------------------------------------------
                                                                                    $52,909,504
-----------------------------------------------------------------------------------------------
Medical Equipment - 14.7%
-----------------------------------------------------------------------------------------------
Apogent Technologies, Inc.^*                                         521,500        $14,706,300
-----------------------------------------------------------------------------------------------
Applera Corp.                                                        575,550         13,122,540
-----------------------------------------------------------------------------------------------
C.R. Bard, Inc.                                                      347,900         32,838,281
-----------------------------------------------------------------------------------------------
Cytyc Corp.*                                                       3,362,200         55,409,056
-----------------------------------------------------------------------------------------------
DENTSPLY International, Inc.                                         672,400         29,457,844
-----------------------------------------------------------------------------------------------
Guidant Corp.                                                        407,200         27,746,608
-----------------------------------------------------------------------------------------------
Invitrogen Corp.*                                                    477,500         35,191,750
-----------------------------------------------------------------------------------------------
Kinetic Concepts, Inc.*                                               87,900          3,546,765
-----------------------------------------------------------------------------------------------
Millipore Corp.*                                                     972,300         50,899,905
-----------------------------------------------------------------------------------------------
Thermo Electron Corp.*                                             1,164,300         32,681,901
-----------------------------------------------------------------------------------------------
Thoratec Corp.^*                                                     969,300         12,600,900
-----------------------------------------------------------------------------------------------
Waters Corp.*                                                        535,000         19,762,900
-----------------------------------------------------------------------------------------------
                                                                                   $327,964,750
-----------------------------------------------------------------------------------------------
Oil Services - 3.2%
-----------------------------------------------------------------------------------------------
BJ Services Co.*                                                     768,700        $33,277,023
-----------------------------------------------------------------------------------------------
Cooper Cameron Corp.*                                                458,600         20,279,292
-----------------------------------------------------------------------------------------------
Smith International, Inc.*                                           356,700         18,073,989
-----------------------------------------------------------------------------------------------
                                                                                    $71,630,304
-----------------------------------------------------------------------------------------------
Pharmaceuticals - 2.3%
-----------------------------------------------------------------------------------------------
Allergan, Inc.                                                       138,900        $12,159,306
-----------------------------------------------------------------------------------------------
Medicis Pharmaceutical Corp.^                                      1,009,600         39,747,952
-----------------------------------------------------------------------------------------------
                                                                                    $51,907,258
-----------------------------------------------------------------------------------------------
Printing & Publishing - 1.4%
-----------------------------------------------------------------------------------------------
Meredith Corp.                                                       632,200        $31,799,660
-----------------------------------------------------------------------------------------------

Restaurants - 1.9%
-----------------------------------------------------------------------------------------------
Cheesecake Factory, Inc.^*                                           489,000        $23,095,470
-----------------------------------------------------------------------------------------------
Outback Steakhouse, Inc.                                             298,500         14,444,415
-----------------------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.*                                      95,000          4,623,650
-----------------------------------------------------------------------------------------------
                                                                                    $42,163,535
-----------------------------------------------------------------------------------------------
Specialty Retailers - 5.4%
-----------------------------------------------------------------------------------------------
Circuit City Stores, Inc.                                            368,500         $4,119,830
-----------------------------------------------------------------------------------------------
Hot Topic, Inc.*                                                     156,700          4,549,001
-----------------------------------------------------------------------------------------------
Pacific Sunwear of California, Inc.*                                 566,000         13,567,020
-----------------------------------------------------------------------------------------------
PETsMART, Inc.                                                     1,299,050         35,256,217
-----------------------------------------------------------------------------------------------
Ross Stores, Inc.                                                  1,016,300         32,572,415
-----------------------------------------------------------------------------------------------
Tiffany & Co.                                                        725,600         30,511,480
-----------------------------------------------------------------------------------------------
                                                                                   $120,575,963
-----------------------------------------------------------------------------------------------

Telecommunications - Wireless - 4.7%
-----------------------------------------------------------------------------------------------
American Tower Corp.^*                                             3,414,746        $37,732,943
-----------------------------------------------------------------------------------------------
Andrew Corp.^*                                                       712,000         12,687,840
-----------------------------------------------------------------------------------------------
Crown Castle International Corp.^*                                 2,566,700         30,928,735
-----------------------------------------------------------------------------------------------
SpectraSite, Inc.*                                                   663,520         24,284,832
-----------------------------------------------------------------------------------------------
                                                                                   $105,634,350
-----------------------------------------------------------------------------------------------
Telecommunications - Wireline - 3.6%
-----------------------------------------------------------------------------------------------
CIENA Corp.*                                                       1,570,900         $9,001,257
-----------------------------------------------------------------------------------------------
Comverse Technology, Inc.*                                           339,200          6,689,024
-----------------------------------------------------------------------------------------------
Corning, Inc.*                                                     2,259,500         28,356,725
-----------------------------------------------------------------------------------------------
F5 Networks, Inc.*                                                   137,630          4,554,177
-----------------------------------------------------------------------------------------------
Harris Corp.                                                         285,500         13,489,875
-----------------------------------------------------------------------------------------------
InterDigital Communications Corp.*                                   478,600         12,711,616
-----------------------------------------------------------------------------------------------
Juniper Networks, Inc.*                                               67,600          1,748,812
-----------------------------------------------------------------------------------------------
Openwave Systems, Inc.*                                               63,900            968,724
-----------------------------------------------------------------------------------------------
Powerwave Technologies, Inc.^*                                       224,000          2,210,880
-----------------------------------------------------------------------------------------------
                                                                                    $79,731,090
-----------------------------------------------------------------------------------------------
Trucking - 1.4%
-----------------------------------------------------------------------------------------------
Expeditors International of Washington, Inc.                         448,900        $17,300,606
-----------------------------------------------------------------------------------------------
Swift Transportation Co., Inc.*                                      608,900         13,091,350
-----------------------------------------------------------------------------------------------
                                                                                    $30,391,956
-----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                $2,110,882,817
-----------------------------------------------------------------------------------------------

Foreign Stocks - 6.1%
-----------------------------------------------------------------------------------------------
Bermuda - 1.5%
-----------------------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Electronics)*                         746,600        $33,992,698
-----------------------------------------------------------------------------------------------

Brazil - 0.3%
-----------------------------------------------------------------------------------------------
Brasil Telecom Participacoes S.A. (Telephone Services)                65,900         $2,512,108
-----------------------------------------------------------------------------------------------
Embraer-Empresa Brasileira de Aeronautica S.A.
(Aerospace)^                                                          97,600          2,946,544
-----------------------------------------------------------------------------------------------
                                                                                     $5,458,652
-----------------------------------------------------------------------------------------------

Canada - 2.0%
-----------------------------------------------------------------------------------------------
Aber Diamond (Metals & Mining)*                                      117,000         $3,949,470
-----------------------------------------------------------------------------------------------
Aber Diamond Corp. (Metals & Mining)*                                105,400          3,557,899
-----------------------------------------------------------------------------------------------
CoolBrands International, Inc. (Food & Non-Alcoholic
Beverages)*                                                        1,388,200         26,247,566
-----------------------------------------------------------------------------------------------
Four Seasons Hotels, Inc. (Gaming & Lodging)^                        213,100         11,507,400
-----------------------------------------------------------------------------------------------
                                                                                    $45,262,335
-----------------------------------------------------------------------------------------------
Cayman Islands - 0.8%
-----------------------------------------------------------------------------------------------
Garmin Ltd. (Telecommunications - Wireline)^                         229,300        $10,511,112
-----------------------------------------------------------------------------------------------
Seagate Technology LLC (Personal Computers &
Peripherals)^                                                        355,000          6,141,500
-----------------------------------------------------------------------------------------------
                                                                                    $16,652,612
-----------------------------------------------------------------------------------------------
United Kingdom - 1.5%
-----------------------------------------------------------------------------------------------
Amdocs Ltd. (Computer Software)*                                   1,232,300        $34,356,524
-----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                               $135,722,821
-----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,854,072,877)                                   $2,246,605,638
-----------------------------------------------------------------------------------------------

Short-Term Obligations - 1.2%
-----------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                      (000 Omitted)               $ VALUE
-----------------------------------------------------------------------------------------------
Citicorp, due 3/11/04                                                 $4,000         $3,998,856
-----------------------------------------------------------------------------------------------
General Electric Capital Corp., due 3/01/04                           12,833         12,833,000
-----------------------------------------------------------------------------------------------
General Motors Acceptance Corp., due 3/04/04 - 3/29/04                10,300         10,295,480
-----------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                     $27,127,336
-----------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 11.3%
-----------------------------------------------------------------------------------------------
ISSUER                                                                SHARES            $ VALUE
-----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                     252,806,206       $252,806,206
-----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,134,006,419)                              $2,526,539,180
-----------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (13.0)%                                           (290,374,532)
-----------------------------------------------------------------------------------------------

Net Assets - 100.0%                                                              $2,236,164,648
-----------------------------------------------------------------------------------------------
* Non-income producing security.
^ All or a portion of this security is on loan.

See notes to financial statements.

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES (unaudited)
---------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 2/29/04

ASSETS

Investments, at value, including $246,523,364 of
securities on loan (identified cost, $2,134,006,419)         $2,526,539,180
---------------------------------------------------------------------------------------------------
Cash                                                                    670
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                  39,804,489
---------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                   2,586,522
---------------------------------------------------------------------------------------------------
Interest and dividends receivable                                   814,884
---------------------------------------------------------------------------------------------------
Other assets                                                          1,585
---------------------------------------------------------------------------------------------------
Total assets                                                                         $2,569,747,330
---------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                               $21,430,613
---------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                               58,431,320
---------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                      252,806,206
---------------------------------------------------------------------------------------------------
Payable to affiliates
---------------------------------------------------------------------------------------------------
  Management fee                                                    139,587
---------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                       177,719
---------------------------------------------------------------------------------------------------
  Distribution and service fee                                       86,405
---------------------------------------------------------------------------------------------------
  Administrative fee                                                  3,139
---------------------------------------------------------------------------------------------------
  Program manager fee                                                    11
---------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                              507,682
---------------------------------------------------------------------------------------------------
Total liabilities                                                                      $333,582,682
---------------------------------------------------------------------------------------------------
Net assets                                                                           $2,236,164,648
---------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                              $3,568,110,420
---------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                 392,536,898
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                        (1,711,983,200)
---------------------------------------------------------------------------------------------------
Accumulated net investment loss                                 (12,499,470)
---------------------------------------------------------------------------------------------------
Net assets                                                                           $2,236,164,648
---------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                               271,222,153
---------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class A shares

  Net assets                                                 $1,297,776,739
---------------------------------------------------------------------------------------------------
  Shares outstanding                                            155,248,481
---------------------------------------------------------------------------------------------------
  Net asset value per share                                                                   $8.36
---------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$8.36)                                                  $8.87
---------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                   $541,516,811
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             67,364,225
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $8.04
---------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                   $180,899,075
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             23,023,808
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $7.86
---------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                   $211,958,175
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             25,102,511
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $8.44
---------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                     $3,480,617
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                417,460
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $8.34
---------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                         $5,504
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                    661
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $8.33
---------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class 529A shares

  Net assets                                                       $262,293
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                 31,442
---------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                                              $8.34
---------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$8.34)                                                  $8.85
---------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                       $105,140
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                 13,117
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $8.02
---------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                       $160,294
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                 20,448
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $7.84
---------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A and Class 529A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class
529B, and 529C shares.

See notes to financial statements.

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS (unaudited)
---------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR SIX MONTHS ENDED 2/29/04

NET INVESTMENT INCOME (LOSS)

Income
---------------------------------------------------------------------------------------------------
  Dividends                                                       $2,725,335
---------------------------------------------------------------------------------------------------
  Interest                                                           347,459
---------------------------------------------------------------------------------------------------
  Income on securities loaned                                        243,713
---------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                              (8,625)
---------------------------------------------------------------------------------------------------
Total investment income                                                                 $3,307,882
---------------------------------------------------------------------------------------------------
Expenses
---------------------------------------------------------------------------------------------------
  Management fee                                                  $7,782,171
---------------------------------------------------------------------------------------------------
  Trustees' compensation                                              24,280
---------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                      2,374,966
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                           1,540,063
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                           2,556,496
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                             873,448
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                              6,242
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                  8
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                              309
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                              380
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                              615
---------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                       221
---------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                        95
---------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                       154
---------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                    4
---------------------------------------------------------------------------------------------------
  Administrative fee                                                  62,299
---------------------------------------------------------------------------------------------------
  Custodian fee                                                      233,566
---------------------------------------------------------------------------------------------------
  Printing                                                           156,296
---------------------------------------------------------------------------------------------------
  Postage                                                            145,207
---------------------------------------------------------------------------------------------------
  Auditing fees                                                       18,969
---------------------------------------------------------------------------------------------------
  Legal fees                                                           3,470
---------------------------------------------------------------------------------------------------
  Miscellaneous                                                       10,125
---------------------------------------------------------------------------------------------------
Total expenses                                                                         $15,789,384
---------------------------------------------------------------------------------------------------
  Fees paid indirectly                                               (72,290)
---------------------------------------------------------------------------------------------------
Net expenses                                                                           $15,717,094
---------------------------------------------------------------------------------------------------
Net investment loss                                                                   $(12,409,212)
---------------------------------------------------------------------------------------------------

Statement of Operations (unaudited) - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (identified cost basis)
---------------------------------------------------------------------------------------------------
  Investment transactions                                                             $185,444,592
---------------------------------------------------------------------------------------------------
  Foreign currency transactions                                                             58,320
---------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                                          $185,502,912
---------------------------------------------------------------------------------------------------
Change in unrealized appreciation
---------------------------------------------------------------------------------------------------
  Investments                                                                          $76,963,850
---------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
currencies                                                                                   3,618
---------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                                            $76,967,468
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                              $262,470,380
---------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                $250,061,168
---------------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                         SIX MONTHS ENDED             YEAR ENDED
                                                             2/29/04                   8/31/03
                                                           (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS

Net investment loss                                        $(12,409,212)              $(16,213,770)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                       185,502,912               (190,010,373)
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign
currency translation                                         76,967,468                606,619,785
-------------------------------------------------------   -------------               ------------
Increase in net assets from operations                     $250,061,168               $400,395,642
-------------------------------------------------------   -------------               ------------
Net increase (decrease) in net assets from fund
share transactions                                          $21,722,899               $(42,284,399)
-------------------------------------------------------   -------------               ------------
Total increase in net assets                               $271,784,067               $358,111,243
-------------------------------------------------------   -------------               ------------

NET ASSETS

At beginning of period                                   $1,964,380,581             $1,606,269,338
--------------------------------------------------------------------------------------------------
At end of period (including accumulated net
investment loss of $12,499,470 and $90,258,
respectively)                                            $2,236,164,648             $1,964,380,581
--------------------------------------------------------------------------------------------------

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.

                                 SIX MONTHS                                        YEAR ENDED 8/31
                                    ENDED          ---------------------------------------------------------------------------
CLASS A                            2/29/04              2003           2002              2001           2000            1999
                                 (UNAUDITED)

Net asset value, beginning
of period                           $7.43              $5.84          $10.50            $19.67          $11.34           $7.71
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment loss              $(0.04)            $(0.05)         $(0.08)           $(0.07)         $(0.10)         $(0.07)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency                   0.97               1.64           (4.42)            (6.35)          10.11            5.04
-------------------------------   -------             ------          ------            ------          ------          ------
Total from investment
operations                          $0.93              $1.59          $(4.50)           $(6.42)         $10.01           $4.97
-------------------------------   -------             ------          ------            ------          ------          ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net realized gain
  on investments and
  foreign currency
  transactions                        $--                $--          $(0.15)           $(1.90)         $(1.68)         $(1.34)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net
  realized gain on
  investments and foreign
  currency transactions                --                 --              --             (0.85)             --              --
------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                 --                 --           (0.01)               --              --              --
-------------------------------   -------             ------          ------            ------          ------          ------
Total distributions
declared to shareholders              $--                $--          $(0.16)           $(2.75)         $(1.68)         $(1.34)
-------------------------------   -------             ------          ------            ------          ------          ------
Net asset value, end of
period                              $8.36              $7.43           $5.84            $10.50          $19.67          $11.34
-------------------------------   -------             ------          ------            ------          ------          ------
Total return (%)(+)                 12.52++            27.23          (43.48)           (35.42)          94.75           68.83
------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                 SIX MONTHS                                        YEAR ENDED 8/31
                                    ENDED          ----------------------------------------------------------------------------
CLASS A (CONTINUED)                2/29/04                  2003            2002              2001           2000          1999
                                 (UNAUDITED)

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                           1.28+              1.34            1.39              1.26            1.24            1.32
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                 (0.96)+            (0.76)          (0.87)            (0.50)          (0.61)          (0.69)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                     47                120             147               109             132             158
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of
period
(000 Omitted)                  $1,297,777         $1,182,259        $946,866        $1,036,376        $526,748         $83,238
------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

                                     SIX MONTHS                                        YEAR ENDED 8/31
                                        ENDED         -------------------------------------------------------------------------
CLASS B                                2/29/04               2003            2002            2001            2000          1999
                                     (UNAUDITED)

Net asset value, beginning of
period                                 $7.17            $5.68          $10.22          $19.24            $11.16           $7.60
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment loss                 $(0.06)          $(0.09)         $(0.14)         $(0.17)           $(0.22)         $(0.14)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investments and foreign
  currency                              0.93             1.58           (4.32)          (6.19)             9.92            4.97
-----------------------------------   ------           ------          ------          ------            ------          ------
Total from investment
operations                             $0.87            $1.49          $(4.46)         $(6.36)            $9.70           $4.83
-----------------------------------   ------           ------          ------          ------            ------          ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net realized gain on
  investments and foreign
  currency transactions                  $--              $--          $(0.07)         $(1.84)           $(1.62)         $(1.27)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized
  gain on investments and
  foreign currency
  transactions                            --               --              --           (0.82)               --              --
-----------------------------------   ------           ------          ------          ------            ------          ------
  From paid-in capital                    --               --           (0.01)             --                --              --
-----------------------------------   ------           ------          ------          ------            ------          ------
Total distributions declared to
shareholders                             $--              $--          $(0.08)         $(2.66)           $(1.62)         $(1.27)
-----------------------------------   ------           ------          ------          ------            ------          ------
Net asset value, end of period         $8.04            $7.17           $5.68          $10.22            $19.24          $11.16
-----------------------------------   ------           ------          ------          ------            ------          ------
Total return (%)                       12.13++          26.23          (43.94)         (35.85)            93.37           67.41
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                              2.03+            2.09            2.14            2.01              1.99            2.07
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                    (1.71)+          (1.51)          (1.60)          (1.25)            (1.36)          (1.44)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                        47              120             147             109               132             158
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                       $541,517         $498,021        $450,803        $781,652          $605,584        $111,355
-------------------------------------------------------------------------------------------------------------------------------

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                      SIX MONTHS                                        YEAR ENDED 8/31
                                         ENDED         ------------------------------------------------------------------------
CLASS C                                 2/29/04               2003            2002            2001           2000          1999
                                      (UNAUDITED)

Net asset value, beginning
of period                               $7.01            $5.55          $10.00          $18.92          $11.01           $7.53
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment loss                  $(0.06)          $(0.09)         $(0.14)         $(0.16)         $(0.22)         $(0.14)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investments and foreign
  currency                               0.91             1.55           (4.22)          (6.08)           9.77            4.91
----------------------------------   --------           ------          ------          ------          ------          ------
Total from investment
operations                              $0.85            $1.46          $(4.36)         $(6.24)          $9.55           $4.77
----------------------------------   --------           ------          ------          ------          ------          ------

LESS DISTRIBUTIONS

  From net realized gain on
  investments and foreign
  currency transactions                   $--              $--          $(0.08)         $(1.85)         $(1.64)         $(1.29)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain
  on investments and foreign
  currency transactions                    --               --              --           (0.83)             --              --
----------------------------------   --------           ------          ------          ------          ------          ------
  From paid-in capital                     --               --           (0.01)             --              --              --
----------------------------------   --------           ------          ------          ------          ------          ------
Total distributions                       $--              $--          $(0.09)         $(2.68)         $(1.64)         $(1.29)
----------------------------------   --------           ------          ------          ------          ------          ------
Net asset value, end of period          $7.86            $7.01           $5.55          $10.00          $18.92          $11.01
----------------------------------   --------           ------          ------          ------          ------          ------
Total return (%)                        12.13++          26.31          (43.94)         (35.87)          93.37           67.33
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                               2.03+            2.09            2.14            2.01            1.99            2.07
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                     (1.71)+          (1.51)          (1.60)          (1.25)          (1.36)          (1.44)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                         47              120             147             109             132             158
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                        $180,899         $172,466        $176,786        $301,405        $178,008         $18,097
------------------------------------------------------------------------------------------------------------------------------

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                          SIX MONTHS                               YEAR ENDED 8/31
                                             ENDED         --------------------------------------------------------------------
CLASS I                                     2/29/04               2003           2002           2001          2000         1999
                                          (UNAUDITED)

Net asset value, beginning
of period                                   $7.49            $5.87         $10.55         $19.73         $11.37          $7.73
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment loss                      $(0.03)          $(0.03)        $(0.05)        $(0.03)        $(0.07)        $(0.04)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments and
  foreign currency                           0.98             1.65          (4.46)         (6.37)         10.12           5.04
--------------------------------------   --------           ------         ------         ------         ------         ------
Total from investment operations            $0.95            $1.62         $(4.51)        $(6.40)        $10.05          $5.00
--------------------------------------   --------           ------         ------         ------         ------         ------

LESS DISTRIBUTIONS

  From net realized gain on
  investments and foreign
  currency transactions                       $--              $--         $(0.16)        $(1.92)        $(1.69)        $(1.36)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain
  on investments and foreign
  currency transactions                        --               --             --          (0.86)            --             --
------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                         --               --          (0.01)            --             --             --
--------------------------------------   --------           ------         ------         ------         ------         ------
Total distributions                           $--              $--         $(0.17)        $(2.78)        $(1.69)        $(1.36)
--------------------------------------   --------           ------         ------         ------         ------         ------
Net asset value, end of period              $8.44            $7.49          $5.87         $10.55         $19.73         $11.37
--------------------------------------   --------           ------         ------         ------         ------         ------
Total return (%)                            12.68++          27.60         (43.38)        (35.23)         95.21          69.03
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                   1.03+            1.11           1.14           1.01           0.99           1.07
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                         (0.69)+          (0.53)         (0.63)         (0.26)         (0.36)         (0.44)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                             47              120            147            109            132            158
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                            $211,958         $109,332        $31,798        $30,490        $23,539         $1,841
------------------------------------------------------------------------------------------------------------------------------

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                                        SIX MONTHS                PERIOD
                                                                           ENDED                   ENDED
CLASS R1                                                                  2/29/04                8/31/03*
                                                                        (UNAUDITED)

Net asset value, beginning of period                                       $7.42                   $5.66
--------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss                                                     $(0.05)                 $(0.05)
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                          0.97                    1.81
----------------------------------------------------------------------   -------                  ------
Total from investment operations                                           $0.92                   $1.76
----------------------------------------------------------------------   -------                  ------
Net asset value, end of period                                             $8.34                   $7.42
----------------------------------------------------------------------   -------                  ------
Total return (%)                                                           12.40++                 31.10++
--------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                                  1.53+                   1.67+
--------------------------------------------------------------------------------------------------------
Net investment loss                                                        (1.19)+                 (1.16)+
--------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            47                     120
--------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                 $3,481                  $2,039
--------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

                                                                  PERIOD ENDED
                                                                      2/29/04*
CLASS R2                                                           (UNAUDITED)

Net asset value, beginning of period                                    $7.61
-----------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss                                                  $(0.04)
-----------------------------------------------------------------------------
  Net realized and unrealized gain on investments
    and foreign currency                                                 0.76
-----------------------------------------------------------------   ---------
Total from investment operations                                        $0.72
-----------------------------------------------------------------   ---------
Net asset value, end of period                                          $8.33
-----------------------------------------------------------------   ---------
Total return (%)                                                         9.46++
-----------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                                               1.72+
-----------------------------------------------------------------------------
Net investment loss                                                     (1.38)+
-----------------------------------------------------------------------------
Portfolio turnover                                                         47
-----------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $6
-----------------------------------------------------------------------------

  * For the period from the inception of Class R2 shares, October 31, 2003, through February 29, 2004.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
See notes to financial statements.

Financial Highlights - continued

                                                          SIX MONTHS ENDED         YEAR ENDED            PERIOD ENDED
                                                              2/29/04                8/31/03                8/31/02*
CLASS 529A                                                  (UNAUDITED)

Net asset value, beginning of period                            $7.40                 $5.83                 $5.84
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss                                          $(0.05)               $(0.07)               $(0.00)+++
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                           0.99                  1.64                 (0.01)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                $0.94                 $1.57                $(0.01)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $8.34                 $7.40                 $5.83
-------------------------------------------------------   -----------                ------                ------
Total return (%)(+)                                             12.70++               26.93                 (1.17)++
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                                       1.62+                 1.73                  1.74+
-----------------------------------------------------------------------------------------------------------------
Net investment loss                                             (1.28)+               (1.18)                (1.22)+
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                 47                   120                   147
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $262                  $123                    $5
-----------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529A shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

                                                          SIX MONTHS ENDED         YEAR ENDED            PERIOD ENDED
                                                              2/29/04               8/31/03                8/31/02*
CLASS 529B                                                  (UNAUDITED)

Net asset value, beginning of period                            $7.16                 $5.68                 $5.69
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss                                          $(0.07)               $(0.11)               $(0.01)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                           0.93                  1.59                 (0.00)+++
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                $0.86                 $1.48                $(0.01)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $8.02                 $7.16                 $5.68
-------------------------------------------------------   -----------                ------                ------
Total return (%)                                                12.01++               26.06                 (0.18)++
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                                       2.27+                 2.36                  2.39+
-----------------------------------------------------------------------------------------------------------------
Net investment loss                                             (1.94)+               (1.78)                (1.85)+
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                 47                   120                   147
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $105                   $55                    $5
-----------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529B shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                           SIX MONTHS ENDED        YEAR ENDED           PERIOD ENDED
                                                               2/29/04              8/31/03               8/31/02*
CLASS 529C                                                   (UNAUDITED)

Net asset value, beginning of period                            $6.99                 $5.55                 $5.56
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss                                          $(0.07)               $(0.10)               $(0.01)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                           0.92                  1.54                 (0.00)+++
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                $0.85                 $1.44                $(0.01)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $7.84                 $6.99                 $5.55
-------------------------------------------------------   -----------                ------                ------
Total return (%)                                                12.16++               25.95                 (1.18)++
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                                       2.27+                 2.36                  2.39+
-----------------------------------------------------------------------------------------------------------------
Net investment loss                                             (1.93)+               (1.78)                (1.85)+
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                 47                   120                   147
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $160                   $86                    $5
-----------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529C shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Mid Cap Growth Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - The fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The fund may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street") and
J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the six months ended February 29, 2004, the fund's custodian fees were reduced by $7,296 under this arrangement. The fund has entered into a commission recapture agreement under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the six months ended February 29, 2004, the fund's miscellaneous expenses were reduced by $64,994 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and passive foreign investment companies.

The tax character of distributions declared for the years ended
August 31, 2003 and August 31, 2002 was as follows:

                                               8/31/03*               8/31/02
    Distributions declared from
-------------------------------------------------------------------------------
Ordinary income                                     $--           $29,844,255
-------------------------------------------------------------------------------
Tax return of capital                                --            $1,957,586
-------------------------------------------------------------------------------
Long-term capital gain                               --                 5,313
-------------------------------------------------------------------------------
Total distributions declared                        $--           $31,807,154
-------------------------------------------------------------------------------
* The fund made no distributions for the fiscal year ended August 31, 2003.

As of August 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                                $(1,858,981,945)
---------------------------------------------------------------------------
Unrealized appreciation                                      304,267,437
---------------------------------------------------------------------------
Post-October capital loss deferral                           (27,202,174)
---------------------------------------------------------------------------
Other temporary differences                                      (90,258)
---------------------------------------------------------------------------

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2010, $(71,932,545) and August 31, 2011 $(1,787,049,400).

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for retired Trustees and an unfunded retirement benefit deferral plan for current Trustees. Included in Trustees' compensation is a net increase of $7,607 as a result of the change in the fund's pension liability for current Trustees and a pension expense of $1,465 for retired Independent Trustees for the six months ended February 29, 2004.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                  0.0175%
          ---------------------------------------------------------
          Next $2.5 billion                                 0.0130%
          ---------------------------------------------------------
          Next $2.5 billion                                 0.0005%
          ---------------------------------------------------------
          In excess of $7 billion                           0.0000%
          ---------------------------------------------------------

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $81,513 and $682 for the six months ended February 29, 2004, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers.

These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Distribution Fee                           0.10%           0.75%           0.75%           0.25%           0.25%
------------------------------------------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%           0.25%           0.25%
------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.35%           1.00%           1.00%           0.50%           0.50%
------------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Distribution Fee                           0.25%           0.75%           0.75%
------------------------------------------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%
------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.50%           1.00%           1.00%
------------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended
February 29, 2004, amounted to:

                           CLASS A    CLASS B    CLASS C   CLASS R1   CLASS R2

Service Fee Retained
by MFD                     $77,264     $1,976     $2,023        $--        $--
--------------------------------------------------------------------------------

                                    CLASS 529A     CLASS 529B     CLASS 529C

Service Fee Retained
by MFD                                    $100             $6            $26
------------------------------------------------------------------------------

Fees incurred under the distribution plan during the six months ended February 29, 2004, were as follows:

                           CLASS A    CLASS B    CLASS C   CLASS R1   CLASS R2

Effective Annual
Percentage Rates             0.25%      1.00%      1.00%      0.50%      0.50%
--------------------------------------------------------------------------------

                        CLASS 529A CLASS 529B CLASS 529C

Effective Annual
Percentage Rates             0.35%      1.00%      1.00%
--------------------------------------------------------------------------------

Payment of the 0.10% per annum Class A distribution fee will be implemented on such a date as the Trustees of the Trust may determine. Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such a date as the Trustees of the Trust may determine.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C and 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 29, 2004, were as follows:

                           CLASS A    CLASS B    CLASS C CLASS 529B CLASS 529C

Contingent Deferred
Sales Charges Imposed     $46,748   $582,186     $6,077        $--        $--
--------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the Board of Trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%, which amounted to $1,141,385 for the six months ended February 29, 2004. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $582,600 for the six months ended February 29, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,018,422,531 and $959,169,149 respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

        Aggregate cost                                   $2,145,308,412
        ----------------------------------------------------------------
        Gross unrealized appreciation                      $406,037,032
        ----------------------------------------------------------------
        Gross unrealized depreciation                       (24,806,264)
        ----------------------------------------------------------------
        Net unrealized appreciation                        $381,230,768
        ----------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                            Six months ended                       Year ended
                                                 2/29/04                            8/31/03
                                         SHARES            AMOUNT           SHARES            AMOUNT

CLASS A SHARES

Shares sold                             40,613,020      $313,432,631      181,954,489     $1,088,392,317
-----------------------------------------------------------------------------------------------------------
Shares reacquired                      (44,512,305)     (347,017,796)    (185,042,807)    (1,097,881,697)
-----------------------------------------------------------------------------------------------------------
Net decrease                            (3,899,285)     $(33,585,165)      (3,088,318)       $(9,489,380)
-----------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                              6,543,056       $48,590,541       15,210,068        $89,253,437
-----------------------------------------------------------------------------------------------------------
Shares reacquired                       (8,638,496)      (64,858,286)     (25,169,116)      (142,893,641)
-----------------------------------------------------------------------------------------------------------
Net decrease                            (2,095,440)     $(16,267,745)      (9,959,048)      $(53,640,204)
-----------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                              2,402,316       $17,339,499        4,962,908        $28,338,955
-----------------------------------------------------------------------------------------------------------
Shares reacquired                       (3,988,059)      (29,188,220)     (12,223,323)       (67,806,795)
-----------------------------------------------------------------------------------------------------------
Net decrease                            (1,585,743)     $(11,848,721)      (7,260,415)      $(39,467,840)
-----------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                             11,281,902       $88,035,878       13,641,327        $84,546,970
-----------------------------------------------------------------------------------------------------------
Shares reacquired                         (767,859)       (5,961,675)      (4,467,797)       (26,019,696)
-----------------------------------------------------------------------------------------------------------
Net increase                            10,514,043       $82,074,203        9,173,530        $58,527,274
-----------------------------------------------------------------------------------------------------------

                                             Six months ended                      Period ended
                                                  2/29/04                            8/31/03*
                                          SHARES            AMOUNT           SHARES            AMOUNT

CLASS R1 SHARES

Shares sold                                243,454        $1,901,265          622,456         $3,714,458
-----------------------------------------------------------------------------------------------------------
Shares reacquired                         (100,602)         (770,760)        (347,848)        (2,127,496)
-----------------------------------------------------------------------------------------------------------
Net increase                               142,852        $1,130,505          274,608         $1,586,962
-----------------------------------------------------------------------------------------------------------

                                                Period ended
                                                  2/29/04**
                                           SHARES            AMOUNT

CLASS R2 SHARES

Shares sold                                    661            $5,020
-----------------------------------------------------------------------
Net increase                                   661            $5,020
-----------------------------------------------------------------------

                                              Six months ended                       Year ended
                                                   2/29/04                            8/31/03
                                           SHARES            AMOUNT           SHARES            AMOUNT

CLASS 529A SHARES

Shares sold                                 15,806          $123,586           15,744            $95,696
-----------------------------------------------------------------------------------------------------------
Shares reacquired                             (947)           (7,341)             (39)              (227)
-----------------------------------------------------------------------------------------------------------
Net increase                                14,859          $116,245           15,705            $95,469
-----------------------------------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                                  5,674           $42,026            6,850            $39,495
-----------------------------------------------------------------------------------------------------------
Shares reacquired                             (290)           (2,128)             (54)              (302)
-----------------------------------------------------------------------------------------------------------
Net increase                                 5,384           $39,898            6,796            $39,193
-----------------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                                  8,294           $59,881           11,441            $64,339
-----------------------------------------------------------------------------------------------------------
Shares reacquired                             (172)           (1,222)             (39)              (212)
-----------------------------------------------------------------------------------------------------------
Net increase                                 8,122           $58,659           11,402            $64,127
-----------------------------------------------------------------------------------------------------------
 * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
** For the period from the inception of Class R2 shares, October 31, 2003, through February 29, 2004.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the six months ended February 29, 2004, was $6,823. The fund had no borrowings during the period.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants
(i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS fund, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

--------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IV, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JOHN W. BALLEN(2)(5) (born 09/12/59)                     DAVID H. GUNNING(4) (born 05/30/42)
Trustee and President                                    Trustee
Massachusetts Financial Services Company, Chief          Cleveland-Cliffs Inc. (mining products and service
Executive Officer and Director (until February           provider), Vice Chairman/Director (since April
2004)                                                    2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(7) (born 10/20/63)                  Electric Holdings, Inc. (welding equipment
Trustee                                                  manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41)
                                                         Trustee
KEVIN R. PARKE(2)(5) (born 12/14/59)                     Private investor and real estate consultant;
Trustee                                                  Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer and Director
(until February 2004)                                    AMY B. LANE(4) (born 02/08/53)
                                                         Trustee
ROBERT C. POZEN(2)(7) (born 08/08/46)                    Retired; Merrill Lynch & Co., Inc., Managing
Trustee                                                  Director, Investment Banking Group (1997 to
                                                         February 2001); Borders Group, Inc. (book and
Massachusetts Financial Services Company, Chairman       music retailer), Director; Federal Realty
(since February 2004); Harvard Law School                Investment Trust (real estate investment trust),
(education), John Olin Visiting Professor (since         Trustee
July 2002); Secretary of Economic Affairs, The
Commonwealth of Massachusetts (January 2002 to           ABBY M. O'NEILL(3) (born 04/27/28)
December 2002); Fidelity Investments, Vice               Trustee
Chairman (June 2000 to December 2001); Fidelity          Private investor; Rockefeller Financial Services,
Management & Research Company (investment                Inc. (investment advisers), Chairman and Chief
adviser), President (March 1997 to July 2001); The       Executive Officer
Bank of New York (financial services), Director;
Bell Canada Enterprises (telecommunications),            LAWRENCE T. PERERA (born 06/23/35)
Director; Telesat (satellite communications),            Trustee
Director                                                 Hemenway & Barnes (attorneys), Partner

JEFFREY L. SHAMES(2)(6) (born 06/02/55)                  WILLIAM J. POORVU (born 04/10/35)
Trustee                                                  Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Harvard University Graduate
(until February 2004)                                    School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
J. ATWOOD IVES (born 05/01/36)                           investment trust), Director
Co-Chair
Private investor; KeySpan Corporation (energy            J. DALE SHERRATT (born 09/23/38)
related services), Director; Eastern Enterprises         Trustee
(diversified services company), Chairman, Trustee        Insight Resources, Inc. (acquisition planning
and Chief Executive Officer (until November 2000)        specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WARD SMITH (born 09/13/30)                               General Partner (since 1993); Cambridge
Co-Chair                                                 Nutraceuticals (professional nutritional
Private investor                                         products), Chief Executive Officer (until May
                                                         2001)
LAWRENCE H. COHN, M.D. (born 03/11/37)
Trustee                                                  ELAINE R. SMITH (born 04/25/46)
Brigham and Women's Hospital, Chief of Cardiac           Trustee
Surgery; Harvard Medical School, Professor of            Independent health care industry consultant
Surgery

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Resigned on February 13, 2004.
(7) Appointed Trustee on February 24, 2004.

Trustees and Officers - continued

OFFICERS

JOHN W. BALLEN(1) (born 09/12/59)                        RICHARD M. HISEY (born 08/29/58)
Trustee and President                                    Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Senior
Executive Officer and Director (until February           Vice President (since July 2002); The Bank of New
2004)                                                    York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59)                  Executive Vice President and Chief Financial
Assistant Secretary and Assistant Clerk                  Officer (prior to September 2000); Lexington
Massachusetts Financial Services Company, Senior         Funds, Treasurer (prior to September 2000)
Vice President and Associate General Counsel
                                                         ROBERT J. MANNING(2) (born 10/20/63)
STEPHEN E. CAVAN (born 11/06/53)                         President
Secretary and Clerk                                      Massachusetts Financial Services Company, Chief
                                                         Executive Officer, President, Chief Investment
Massachusetts Financial Services Company, Senior         Officer and Director
Vice President, General Counsel and Secretary
                                                         ELLEN MOYNIHAN (born 11/13/57)
STEPHANIE A. DESISTO (born 10/01/53)                     Assistant Treasurer
Assistant Treasurer                                      Massachusetts Financial Services Company, Vice
Massachusetts Financial Services Company, Vice           President
President (since April 2003); Brown Brothers
Harriman & Co., Senior Vice President (November          JAMES O. YOST (born 06/12/60)
2002 to April 2003); ING Groep N.V./Aeltus               Assistant Treasurer
Investment Management, Senior Vice President             Massachusetts Financial Services Company, Senior
(prior to November 2002)                                 Vice President

ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

(1) Resigned on February 6, 2004.
(2) Appointed President on February 6, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer will hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Mr. Shames has served as a Trustee of the Trust continually since originally appointed until February 13,
2004. Messrs. Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Mr. Gutow has served as a Trustee of the Trust since
August 1, 2001. Messrs. Cohn, Sherratt and Smith, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January
1, 2002, until February 6, 2004, and Mr. Parke served as a Trustee of the Trust from January 1, 2002, until
February 6, 2004. Ms. O'Neill retired on December 31, 2003. Mr. Gunning and Ms. Lane have served as Trustees of the Trust since January 27, 2004, and Messrs. Manning and Pozen have served as Trustees of the Trust since
February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       PORTFOLIO MANAGERS
Massachusetts Financial Services Company                 Eric B. Fischman
500 Boylston Street, Boston, MA                          David E. Sette-Ducati
02116-3741
                                                         CUSTODIANS
DISTRIBUTOR                                              State Street Bank and Trust Company
MFS Fund Distributors, Inc.                              225 Franklin Street, Boston, MA
500 Boylston Street, Boston, MA                          02110
02116-3741
                                                         J.P. Morgan Chase Bank
                                                         One Chase Manhattan Plaza
                                                         New York, NY 10081

------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. The prospectus contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, the fees, charges and expenses involved, as well as other information about the fund. The prospectus should be read carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors, Inc.

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                             OTC-SEM-4/04 247M

MFS(R) Mutual Funds

SEMIANNUAL REPORT 2/29/04

MFS(R) MONEY MARKET FUND

MFS(R) GOVERNMENT MONEY
MARKET FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) MONEY MARKET FUND
MFS(R) GOVERNMENT MONEY MARKET FUND

The investment objective of both funds is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

-------------------------------------------------------------------------------
To view MFS' statement concerning regulatory issues affecting the mutual fund industry and the firm, please visit mfs.com.
-------------------------------------------------------------------------------


TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW                                  5
----------------------------------------------------
PERFORMANCE SUMMARY                                7
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                           8
----------------------------------------------------
FINANCIAL STATEMENTS                              11
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     19
----------------------------------------------------
TRUSTEES AND OFFICERS                             25
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       27
----------------------------------------------------
CONTACT INFORMATION                               28
----------------------------------------------------
ASSET ALLOCATION                                  29

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

As the firm's new Chief Executive Officer, I want to thank you for your continued trust in MFS and tell you about the series of actions we have taken since our recent settlements with the regulators. These actions are designed to enhance the governance structure of the MFS funds, tighten our business practices, and strengthen the management team at MFS.

In early February, Robert Pozen joined MFS as non-executive Chairman. A seasoned veteran of the mutual fund industry, Bob has held prior positions as President of Fidelity Management & Research Company, as Associate General Counsel of the Securities and Exchange Commission, and as a visiting professor at Harvard Law School.

In an effort to develop and implement policies that we believe will set a new standard in regulatory compliance, MFS has hired two new senior executives. Jeffrey Carp is joining us as General Counsel with responsibility for all of our legal affairs. Previously he was a senior partner with the law firm of Hale and Dorr LLP. Also joining MFS in the new position of Executive Vice President of Regulatory Affairs is Maria Dwyer, who returned to the firm after serving as a senior executive at Fidelity. At MFS, Maria is in charge of compliance, internal audit, and fund treasury.

In the area of governance, we have taken steps to enhance the independence of our funds' boards of trustees to better protect the interests of shareholders. We have independent board chairs and at least 75% of the trustees are independent. The trustees will appoint not only their own counsel but also an independent compliance officer. This officer will assist the boards and their committees in monitoring the MFS funds' compliance with federal and state regulations.

In February, MFS reached agreements with federal and state regulators to settle their administrative proceedings against the firm and two senior executives in connection with market timing and related issues. Under the terms of the settlements, we agreed to pay $225 million to compensate affected retail fund shareholders. The $225 million will be distributed in accordance with a distribution plan developed by an independent consultant.

We have further agreed with state regulators to reduce management fees on certain funds we advise by approximately $25 million annually over the next five years and to pay an administrative fine of $1 million, which will be used for the purpose of investor education. We have introduced a set of policies designed to protect the MFS funds and MFS fund shareholders from market timing abuses. By July, all MFS retail funds, except money market funds, will have a 2% redemption fee on short-term trades. Our global, international, high-yield, mid- and small-cap funds will impose the 2% fee on redemptions or exchanges of fund shares made within 30 calendar days of a share purchase. For all other MFS funds, except money market funds, the 2% fee will be imposed on redemptions or exchanges made within 5 business days of a share purchase. See the fund prospectus for more information.

We continue to use fair value pricing, a strategy that minimizes the potential for investors to take advantage of "stale" prices. These can occur, as one example, when funds own foreign securities whose prices close on overseas exchanges in different time zones. At the same time, we enhanced our monitoring of excessive trading. We did so by increasing our staff and updating our computer systems to improve our ability to detect excessive trading in our funds. Finally, we are supporting industry efforts to establish a "hard" 4 p.m. close on all trading, which would prevent the possibility of late trading.

In March, MFS reached a second settlement with the SEC under an administrative proceeding resolving the SEC's investigation into how we disclosed brokerage allocation practices in connection with fund sales. According to the settlement order, we did not effectively disclose the potential conflict of interest that may arise from these arrangements.

Under the terms of the settlement, MFS has agreed to pay one dollar in disgorgement and $50 million in penalty to MFS fund shareholders. The settlement noted that MFS had policies in place designed to obtain best execution of all trades of securities within MFS portfolios.

This past November, MFS eliminated the above mentioned practice of directing brokerage commissions to certain firms in recognition of fund sales. Additionally, we announced in March that we would ban the use of soft dollars to acquire third-party securities research and market data. Soft dollars are permitted under federal securities laws. In fact, it is a common industry practice to use a portion of the brokerage commissions to pay for certain research and execution products and services that are provided to asset managers. MFS will now pay cash out of its own pocket for third-party research and market data.

MFS continues to be financially strong, with more than U.S. $140 billion (as of 12/31/03) in assets under management, which continued to be stable during the first quarter of 2004. We also have the full support of our parent company, Sun Life Financial, an internationally diversified financial services firm that manages more than U.S. $269 billion (as of 12/31/03).

We chose to settle these two proceedings with the SEC so we could concentrate on serving our fund shareholders. As Chief Investment Officer, my focus is on ensuring that our portfolio teams work closely together and take full advantage of all the resources available to them to deliver the best possible investment performance.

As the inventor of the open-end mutual fund in America in 1924, MFS has a strong tradition and culture of innovation. By strengthening our business and governance practices, we believe we have an unprecedented opportunity to set a new standard in the mutual fund industry.

As I look ahead, I do so with confidence. The collaboration among MFS employees, many of whom have worked at the firm for their entire careers, continues as we remain singularly dedicated to our clients. It has been our sincere privilege to serve you, and we thank you for the confidence that you have shown in MFS.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2004

Note to Shareholders: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as non-executive Chairman. Also, on February 6, 2004, Robert J. Manning was appointed Chief Executive Officer, President, and Chief Investment Officer.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The reporting period began with an unsettled market environment characterized by high jobless claims, mixed economic news, and volatile energy prices. By the end of the six-month period on February 29, 2004, economic conditions appeared to be improving as jobless claims were down. However, energy prices still appeared high to us.

In an effort to continue to stabilize prices and stimulate the economy, the Federal Reserve Board (the Fed) maintained the federal funds overnight borrowing rate at 1.00% throughout the period -- a 46-year low. The Fed maintained in February that it would "...continue to be patient..." before it began to raise rates.

CONTINUED SHORT SUPPLY OF COMMERCIAL PAPER

Despite signs of growing economic strength, the supply of commercial paper continued to be constrained by cautious corporate spending in our view. Businesses, taking advantage of low absolute yields, issued longer-term debt in place of commercial paper.

FUND POSITIONING

As of February 29, 2004, about 92% of MFS Money Market Fund was invested in commercial paper with the balance of the portfolio invested in U.S. government discount, and U.S. government agency notes.

Discount agency notes and repurchase agreements collateralized by U.S. government agency discount notes form the core of MFS Government Money Market Fund.

During this reporting period, when interest rates were at historical lows and the Fed continued its accommodative stance, we strategically targeted an average maturity range for the portfolio of 45 to 55 days.

COMMITMENT TO QUALITY

Regardless of market or economic conditions, we intend to maintain the funds' high quality as we focus on the funds' objectives of income, capital preservation, and liquidity.

    Respectfully,

/s/ Edward L. O'Dette                    /s/ Terri A. Vittozzi

    Edward L. O'Dette                        Terri A. Vittozzi
    Portfolio Manager                        Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

The portfolios are actively managed, and current holdings may be different.

--------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment- related news.

o From Week in Review, link to MFS Global Investment Perspective for our current view of the world.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 2/29/04
--------------------------------------------------------------------------------

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MFS MONEY MARKET FUND(1)(2)             MFS GOVERNMENT MONEY MARKET FUND(1)(2)

6-month total return: 0.23%             6-month total return: 0.17%
--------------------------------------------------------------------------------
7-day current yield with and            7-day current yield with and
without waiver: 0.40%                   without waiver: 0.28%
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Yields quoted are based on the latest seven days ended as of February 29, 2004, with dividends annualized. The yield quotations more closely reflect the current earnings of the portfolios than a total return quotation would.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of dividends and capital gains.

KEY RISK CONSIDERATIONS

(1) Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

(2) Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions.

These risks may increase share price volatility. Please see the prospectus for these and other risk considerations.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (unaudited) 2/29/04
--------------------------------------------------------------------------------------------------

MFS MONEY MARKET FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Commercial Paper - 92.4%
--------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                         (000 Omitted)               $ VALUE
--------------------------------------------------------------------------------------------------
Abbey National PLC, due 3/01/04                                       $12,286          $12,286,000
--------------------------------------------------------------------------------------------------
Archer Daniels Midland Co., due 3/16/04                                17,856           17,847,816
--------------------------------------------------------------------------------------------------
Bank of America Corp., due 3/15/04 - 5/03/04                           35,129           35,082,978
--------------------------------------------------------------------------------------------------
Barclays Bank PLC, due 3/05/04                                         30,255           30,251,336
--------------------------------------------------------------------------------------------------
Barton Capital Corp., due 4/13/04 - 4/19/04                            34,514           34,469,096
--------------------------------------------------------------------------------------------------
Cafco LLC, due 4/16/04 - 5/28/04                                       33,974           33,916,097
--------------------------------------------------------------------------------------------------
Cargill, Inc., due 5/11/04                                             10,000            9,979,489
--------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, due 3/09/04 - 3/17/04             17,120           17,115,520
--------------------------------------------------------------------------------------------------
Citicorp, due 4/26/04 - 5/28/04                                        14,695           14,665,500
--------------------------------------------------------------------------------------------------
Citigroup Global Markets, due 3/25/04                                  19,132           19,118,225
--------------------------------------------------------------------------------------------------
Cofco Capital Corp., due 4/01/04                                        7,500            7,493,154
--------------------------------------------------------------------------------------------------
CRC Funding LLC, due 4/06/04                                           34,934           34,897,669
--------------------------------------------------------------------------------------------------
Deutsche Bank, due 4/08/04                                             15,000           14,983,375
--------------------------------------------------------------------------------------------------
Edison Asset Securitization LLC, due 4/12/04 - 6/01/04                 35,000           34,933,950
--------------------------------------------------------------------------------------------------
FCAR Owner Trust, due 3/02/04 - 5/04/04                                34,764           34,730,429
--------------------------------------------------------------------------------------------------
General Electric Capital Corp., due 3/03/04 - 4/06/04                  37,240           37,235,357
--------------------------------------------------------------------------------------------------
Govco, Inc., due 4/06/04 - 5/25/04                                     33,985           33,916,671
--------------------------------------------------------------------------------------------------
HBOS Treasury Services PLC, due 5/07/04                                25,000           24,951,146
--------------------------------------------------------------------------------------------------
HSBC America, Inc., due 4/13/04                                        17,102           17,080,756
--------------------------------------------------------------------------------------------------
ING America Insurance Holdings, due 4/12/04                            35,000           34,957,942
--------------------------------------------------------------------------------------------------
J.P. Morgan & Co., Inc., due 5/06/04                                   25,000           24,952,333
--------------------------------------------------------------------------------------------------
Jupiter Securitization Corp., due 6/30/04                              34,036           33,915,881
--------------------------------------------------------------------------------------------------
Kittyhawk Funding Corp., due 4/19/04 - 4/27/04                         32,730           32,677,889
--------------------------------------------------------------------------------------------------
Metlife Funding, Inc., due 3/04/04 - 4/21/04                           34,626           34,589,474
--------------------------------------------------------------------------------------------------
New Center Asset Trust, due 4/30/04                                    30,000           29,948,000
--------------------------------------------------------------------------------------------------
Old Line Funding Corp., due 3/19/04                                    25,000           24,986,500
--------------------------------------------------------------------------------------------------
Societe Generale, due 5/04/04                                          33,600           33,537,877
--------------------------------------------------------------------------------------------------
Svenska Handelsbanken AB, due 5/25/04                                  32,000           31,921,422
--------------------------------------------------------------------------------------------------
Thunder Bay Funding Corp., due 3/08/04 - 4/20/04                       33,961           33,932,093
--------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost                                             $780,373,975
--------------------------------------------------------------------------------------------------

U.S. Government and Agency Obligations - 7.2%
--------------------------------------------------------------------------------------------------
Fannie Mae, due 3/05/04                                               $50,000          $49,993,944
--------------------------------------------------------------------------------------------------
Federal Home Loan Bank, due 6/25/04 - 8/11/04                          10,850           10,807,579
--------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations,
at Amortized Cost                                                                      $60,801,523
--------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                        $841,175,498
--------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.4%                                                    3,204,703
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $844,380,201
--------------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (unaudited) 2/29/04
--------------------------------------------------------------------------------------------------

MFS GOVERNMENT MONEY MARKET FUND

U.S. Government and Agency Obligations - 89.8%
--------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                       (000 Omitted)                 $ VALUE
--------------------------------------------------------------------------------------------------
Fannie Mae, due 3/10/04 - 6/01/04                                     $21,355          $21,327,042
--------------------------------------------------------------------------------------------------
Federal Agricultural Mortgage Corp., due 3/16/04                          564              563,746
--------------------------------------------------------------------------------------------------
Federal Farm Credit Bank, due 4/15/04 - 7/28/04                        11,700           11,667,655
--------------------------------------------------------------------------------------------------
Federal Home Loan Bank, due 3/01/04 - 8/11/04                          35,926           35,883,586
--------------------------------------------------------------------------------------------------
Freddie Mac, due 3/22/04 - 6/21/04                                     21,609           21,572,311
--------------------------------------------------------------------------------------------------
Student Loan Marketing Assn., due 3/04/04                               5,000            4,999,608
--------------------------------------------------------------------------------------------------
Tennessee Valley Authority, due 3/25/04                                 3,000            2,998,140
--------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations,
at Amortized Cost                                                                      $99,012,088
--------------------------------------------------------------------------------------------------

Repurchase Agreement - 10.0%
--------------------------------------------------------------------------------------------------
Merrill Lynch, dated 2/27/04, due 3/01/04, total to be
received $11,013,945 (secured by various U.S. Treasury
and Federal Agency obligations in a jointly traded
account),
at Cost                                                               $11,013          $11,013,000
--------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                        $110,025,088
--------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.2%                                                      174,878
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $110,199,966
--------------------------------------------------------------------------------------------------

See notes to financial statements.

-------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENTS OF ASSETS AND LIABILITIES (unaudited)
-------------------------------------------------------------------------------

MFS MONEY MARKET FUND

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 2/29/04

ASSETS

Investments, at amortized cost and value         $841,175,498
-------------------------------------------------------------------------------
Cash                                                      179
-------------------------------------------------------------------------------
Receivable for fund shares sold                     5,434,315
-------------------------------------------------------------------------------
Other assets                                            9,690
-------------------------------------------------------------------------------
Total assets                                                       $846,619,682
-------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                  $4,380
-------------------------------------------------------------------------------
Payable for fund shares reacquired                  2,015,345
-------------------------------------------------------------------------------
Payable to affiliates
-------------------------------------------------------------------------------
  Management fee                                       32,178
-------------------------------------------------------------------------------
  Shareholder servicing costs                          19,483
-------------------------------------------------------------------------------
  Administrative fee                                    1,173
-------------------------------------------------------------------------------
Accrued expenses and other liabilities                166,922
-------------------------------------------------------------------------------
Total liabilities                                                    $2,239,481
-------------------------------------------------------------------------------

NET ASSETS

Net assets (represented by paid-in capital)                        $844,380,201
-------------------------------------------------------------------------------
Shares of beneficial interest outstanding                           844,380,201
-------------------------------------------------------------------------------
Net asset value per share
(net assets / shares of beneficial interest
outstanding)                                                              $1.00
-------------------------------------------------------------------------------

See notes to financial statements.

MFS GOVERNMENT MONEY MARKET FUND

AT 2/29/04

ASSETS

Investments, at amortized cost and value          $99,012,088
-------------------------------------------------------------------------------
Repurchase agreements, at value                    11,013,000
-------------------------------------------------------------------------------
Total investments, at amortized cost and value                     $110,025,088
-------------------------------------------------------------------------------
Cash                                                     $124
-------------------------------------------------------------------------------
Receivable for fund shares sold                       225,306
-------------------------------------------------------------------------------
Interest receivable                                       945
-------------------------------------------------------------------------------
Other assets                                              520
-------------------------------------------------------------------------------
Total assets                                                       $110,251,983
-------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                    $443
-------------------------------------------------------------------------------
Payable for fund shares reacquired                     13,596
-------------------------------------------------------------------------------
Payable to affiliates
-------------------------------------------------------------------------------
  Management fee                                        4,459
-------------------------------------------------------------------------------
  Shareholder servicing costs                           1,521
-------------------------------------------------------------------------------
  Administrative fee                                      153
-------------------------------------------------------------------------------
Accrued expenses and other liabilities                 31,845
-------------------------------------------------------------------------------
Total liabilities                                                       $52,017
-------------------------------------------------------------------------------

NET ASSETS

Net assets (represented by paid-in capital)                        $110,199,966
-------------------------------------------------------------------------------
Shares of beneficial interest outstanding                           110,199,966
-------------------------------------------------------------------------------
Net asset value per share
(net assets / shares of beneficial interest
outstanding)                                                              $1.00
-------------------------------------------------------------------------------

See notes to financial statements.

-------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENTS OF OPERATIONS (unaudited)
-------------------------------------------------------------------------------

MFS MONEY MARKET FUND

This statement describes how much your fund received in investment income and paid in expenses.

FOR SIX MONTHS ENDING 2/29/04

NET INVESTMENT INCOME

Interest income                                                      $5,752,308
-------------------------------------------------------------------------------
Expenses
-------------------------------------------------------------------------------
  Management fee                                 $2,307,053
-------------------------------------------------------------------------------
  Trustees' compensation                             27,912
-------------------------------------------------------------------------------
  Shareholder servicing costs                       842,387
-------------------------------------------------------------------------------
  Administrative fee                                 24,619
-------------------------------------------------------------------------------
  Custodian fee                                      37,662
-------------------------------------------------------------------------------
  Printing                                           45,895
-------------------------------------------------------------------------------
  Postage                                            52,733
-------------------------------------------------------------------------------
  Auditing fees                                      11,020
-------------------------------------------------------------------------------
  Legal fees                                          2,911
-------------------------------------------------------------------------------
  Miscellaneous                                     111,108
-------------------------------------------------------------------------------
Total expenses                                                       $3,463,300
-------------------------------------------------------------------------------
  Fees paid indirectly                             (118,587)
-------------------------------------------------------------------------------
Net expenses                                                         $3,344,713
-------------------------------------------------------------------------------
Net investment income                                                $2,407,595
-------------------------------------------------------------------------------

See notes to financial statements.

MFS GOVERNMENT MONEY MARKET FUND

FOR SIX MONTHS ENDING 2/29/04

NET INVESTMENT INCOME

Interest income                                                        $639,944
-------------------------------------------------------------------------------
Expenses
-------------------------------------------------------------------------------
  Management fee                                   $302,526
-------------------------------------------------------------------------------
  Trustees' compensation                              3,724
-------------------------------------------------------------------------------
  Shareholder servicing costs                        75,574
-------------------------------------------------------------------------------
  Administrative fee                                  3,128
-------------------------------------------------------------------------------
  Custodian fee                                      11,734
-------------------------------------------------------------------------------
  Printing                                            3,336
-------------------------------------------------------------------------------
  Postage                                             2,084
-------------------------------------------------------------------------------
  Auditing fees                                       9,469
-------------------------------------------------------------------------------
  Legal fees                                          1,473
-------------------------------------------------------------------------------
  Miscellaneous                                      23,355
-------------------------------------------------------------------------------
Total expenses                                                         $436,403
-------------------------------------------------------------------------------
  Fees paid indirectly                              (10,247)
-------------------------------------------------------------------------------
Net expenses                                                           $426,156
-------------------------------------------------------------------------------
Net investment income                                                  $213,788
-------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

MFS MONEY MARKET FUND

This statement describes the increases and/or decreases in net assets resulting from operations, and any shareholder transactions.

                                                              SIX MONTHS                  YEAR
                                                                ENDING                   ENDING
                                                                2/29/04                 8/31/03
                                                              (UNAUDITED)
INCREASE IN NET ASSETS

OPERATIONS

Net investment income, declared as distributions to
shareholders                                                   $2,407,595              $15,391,590
--------------------------------------------------------------------------------------------------

FUND SHARE (PRINCIPAL) TRANSACTIONS

Net proceeds from sale of shares                           $1,091,393,168          $46,756,065,891
--------------------------------------------------------------------------------------------------
Shares issued in reinvestment of distributions                  2,106,624               10,612,859
--------------------------------------------------------------------------------------------------
Shares reacquired                                          (2,372,578,811)         (46,605,378,781)
-----------------------------------------------------     ---------------         ----------------
Net increase (decrease) in net assets from fund share
transactions                                              $(1,279,079,019)            $161,299,969
-----------------------------------------------------     ---------------         ----------------

NET ASSETS

At beginning of period                                     $2,123,459,220           $1,962,159,251
--------------------------------------------------------------------------------------------------
At end of period                                             $844,380,201           $2,123,459,220
--------------------------------------------------------------------------------------------------

See notes to financial statements.

Statements of Changes in Net Assets - continued
MFS GOVERNMENT MONEY MARKET FUND

                                                              SIX MONTHS                  YEAR
                                                                ENDING                   ENDING
                                                                2/29/04                 8/31/03
                                                              (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income, declared as distributions to
shareholders                                                     $213,788                 $772,690
--------------------------------------------------------------------------------------------------

FUND SHARE (PRINCIPAL) TRANSACTIONS

Net proceeds from sale of shares                             $421,404,735             $928,173,362
--------------------------------------------------------------------------------------------------
Shares issued in reinvestment of distributions                    209,341                  744,165
--------------------------------------------------------------------------------------------------
Shares reacquired                                            (444,302,224)            (850,770,218)
------------------------------------------------------      -------------            -------------
Net increase (decrease) in net assets from fund share
transactions                                                 $(22,688,148)             $78,147,309
------------------------------------------------------      -------------            -------------

NET ASSETS

At beginning of period                                       $132,888,114              $54,740,805
--------------------------------------------------------------------------------------------------
At end of period                                             $110,199,966             $132,888,114
--------------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------

MFS MONEY MARKET FUND

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.

                                                SIX MONTHS                               YEAR ENDED 8/31
                                                   ENDED          -------------------------------------------------------------
                                                  2/29/04              2003         2002         2001         2000         1999
                                                (UNAUDITED)

Net asset value, beginning of period           $1.00            $1.00          $1.00          $1.00          $1.00        $1.00
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                        $0.00+++         $0.01          $0.02          $0.05          $0.05        $0.04
----------------------------------------     -------           ------         ------         ------         ------       ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income                  $(0.00)+++       $(0.01)        $(0.02)        $(0.05)        $(0.05)      $(0.04)
----------------------------------------     -------           ------         ------         ------         ------       ------
Net asset value, end of period                 $1.00            $1.00          $1.00          $1.00          $1.00        $1.00
----------------------------------------     -------           ------         ------         ------         ------       ------
Total return (%)                                0.23++           0.81           1.67           4.97           5.58         4.54
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                      0.66+            0.60           0.68           0.67           0.66         0.69
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                           0.46+            0.80           1.66           4.86           5.38         4.38
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000,000 Omitted)                               $844           $2,123         $1,962         $1,461           $913       $1,080
--------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

MFS GOVERNMENT MONEY MARKET FUND

                                           SIX MONTHS                                  YEAR ENDED 8/31
                                              ENDED           -----------------------------------------------------------------
                                             2/29/04                 2003           2002         2001         2000         1999
                                           (UNAUDITED)
Net asset value, beginning of
period                                     $1.00              $1.00          $1.00          $1.00          $1.00          $1.00
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                    $0.00+++           $0.01          $0.01          $0.05          $0.05          $0.04
------------------------------------     -------             ------         ------         ------         ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income              $(0.00)+++         $(0.01)        $(0.01)        $(0.05)        $(0.05)        $(0.04)
------------------------------------     -------             ------         ------         ------         ------         ------
Net asset value, end of period             $1.00              $1.00          $1.00          $1.00          $1.00          $1.00
------------------------------------     -------             ------         ------         ------         ------         ------
Total return (%)                            0.17++             0.66           1.51           4.71           5.18           4.35
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                  0.72+              0.72           0.82           0.90           0.86           0.78
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                       0.35+              0.61           1.56           4.55           5.05           4.26
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                           $110,200           $132,888        $54,741        $62,078        $44,038        $57,074
--------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Money Market Fund and MFS Government Money Market Fund (the funds) are each a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The funds' use of amortized cost is subject to the funds' compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

REPURCHASE AGREEMENTS - The funds may enter into repurchase agreements with institutions that each funds' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Each fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. The funds' monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the funds under each such repurchase agreement. The funds along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively.

FEES PAID INDIRECTLY - The funds' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount for the six months ended February 29, 2004 is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The funds' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The funds distinguish between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

The tax character of distributions declared for the years ended August 31, 2003 and August 31, 2002 was as follows:

                                                           Government Money
                                 Money Market Fund           Market Fund
                                8/31/03      8/31/02      8/31/03    8/31/02

Distributions declared from
ordinary income               $15,391,590  $25,276,859   $772,690   $927,415
--------------------------------------------------------------------------------

As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                           Government Money
                                    Money Market Fund        Market Fund
                                         8/31/03               8/31/03

Undistributed ordinary income            $236,442               $2,606
--------------------------------------------------------------------------------
Capital loss carryforward                 (11,496)                  --
--------------------------------------------------------------------------------
Other temporary differences              (224,946)             (10,319)
--------------------------------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2011 for MFS Money Market Fund.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

        First $300 million of average net assets          0.50%
        -------------------------------------------------------
        Next $400 million of average net assets           0.45%
        -------------------------------------------------------
        Next $400 million of average net assets           0.40%
        -------------------------------------------------------
        Average net assets in excess of $1 billion        0.35%
        -------------------------------------------------------

Management fees incurred for the six months ended February 29, 2004 were 0.44% and 0.50% of average daily net assets on an annualized basis for the MFS Money Market Fund and the MFS Government Money Market Fund, respectively. As part of the settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce each fund's management fee to 0.15% of average daily net assets for the period March 1, 2004 through February 28, 2009. During this time period, the Board of Trustees will continue to review the appropriateness of all advisory fees in accordance with their oversight responsibilities. After February 28, 2009 the management fees will be determined in accordance with then existing review policies approved by the Board of Trustees overseeing the funds.

The funds pay compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pay no compensation directly to their Trustees who are officers of the investment adviser, or to officers of the funds, all of whom receive remuneration for their services to the funds from MFS. Certain officers and Trustees of the funds are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The funds have an unfunded, defined benefit plan for retired Trustees. Included in Trustees' compensation is a pension expense of $2,991 and $590 for retired Trustees for the six months ended February 29, 2004 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively.

ADMINISTRATOR - Each fund has an administrative services agreement with MFS to provide the funds with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund pays MFS an administrative fee up to the following annual percentage rates of each fund's average daily net assets:

        First $2 billion                                0.0175%
        -------------------------------------------------------
        Next $2.5 billion                               0.0130%
        -------------------------------------------------------
        Next $2.5 billion                               0.0005%
        -------------------------------------------------------
        In excess of $7 billion                         0.0000%
        -------------------------------------------------------

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.11%, which amounted to $569,639 and $66,556 for the six months ended February 29, 2004 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $37,182 and $1,662 for the six months ended February 29, 2004 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, for MFS Money Market Fund aggregated $6,448,691,350 and $7,635,082,569 respectively.

Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, for MFS Government Money Market Fund aggregated $1,584,034,000 and $1,586,880,000 respectively.

(5) SHARES OF BENEFICIAL INTEREST

The funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

(6) LINE OF CREDIT

The funds and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the funds for the six months ended February 29, 2004, was $3,004 and $473 for the MFS Money Market Fund and the MFS Government Money Market Fund, respectively. The funds had no borrowings during the period.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants
(i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS fund, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

--------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IV, of which each fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JOHN W. BALLEN(2)(5) (born 09/12/59)                     DAVID H. GUNNING(4) (born 05/30/42)
Trustee and President                                    Trustee
Massachusetts Financial Services Company, Chief          Cleveland-Cliffs Inc. (mining products and service
Executive Officer and Director (until February           provider), Vice Chairman/Director (since April
2004)                                                    2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(7) (born 10/20/63)                  Electric Holdings, Inc. (welding equipment
Trustee                                                  manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41)
                                                         Trustee
KEVIN R. PARKE(2)(5) (born 12/14/59)                     Private investor and real estate consultant;
Trustee                                                  Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer and Director
(until February 2004)                                    AMY B. LANE(4) (born 02/08/53)
                                                         Trustee
ROBERT C. POZEN(2)(7) (born 08/08/46)                    Retired; Merrill Lynch & Co., Inc., Managing
Trustee                                                  Director, Investment Banking Group (1997 to
Massachusetts Financial Services Company, Chairman       February 2001); Borders Group, Inc. (book and
(since February 2004); Harvard Law School                music retailer), Director; Federal Realty
(education), John Olin Visiting Professor (since         Investment Trust (real estate investment trust),
July 2002); Secretary of Economic Affairs, The           Trustee
Commonwealth of Massachusetts (January 2002 to
December 2002); Fidelity Investments, Vice               ABBY M. O'NEILL(3) (born 04/27/28)
Chairman (June 2000 to December 2001); Fidelity          Trustee
Management & Research Company (investment                Private investor; Rockefeller Financial Services,
adviser), President (March 1997 to July 2001); The       Inc. (investment advisers), Chairman and Chief
Bank of New York (financial services), Director;         Executive Officer
Bell Canada Enterprises (telecommunications),
Director; Telesat (satellite communications),            LAWRENCE T. PERERA (born 06/23/35)
Director                                                 Trustee
                                                         Hemenway & Barnes (attorneys), Partner
JEFFREY L. SHAMES(2)(6) (born 06/02/55)
Trustee                                                  WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company, Chairman       Trustee
(until February 2004)                                    Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
J. ATWOOD IVES (born 05/01/36)                           CBL & Associates Properties, Inc. (real estate
Co-Chair                                                 investment trust), Director
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises         J. DALE SHERRATT (born 09/23/38)
(diversified services company), Chairman, Trustee        Trustee
and Chief Executive Officer (until November 2000)        Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WARD SMITH (born 09/13/30)                               (investor in health care companies), Managing
Co-Chair                                                 General Partner (since 1993); Cambridge
Private investor                                         Nutraceuticals (professional nutritional
                                                         products), Chief Executive Officer (until May
LAWRENCE H. COHN, M.D. (born 03/11/37)                   2001)
Trustee
Brigham and Women's Hospital, Chief of Cardiac           ELAINE R. SMITH (born 04/25/46)
Surgery; Harvard Medical School, Professor of            Trustee
Surgery                                                  Independent health care industry consultant

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Resigned on February 13, 2004.
(7) Appointed Trustee on February 24, 2004.

Trustees and Officers - continued

OFFICERS

JOHN W. BALLEN(1) (born 09/12/59)                        RICHARD M. HISEY (born 08/29/58)
Trustee and President                                    Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Senior
Executive Officer and Director (until February           Vice President (since July 2002); The Bank of New
2004)                                                    York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59)                  Executive Vice President and Chief Financial
Assistant Secretary and Assistant Clerk                  Officer (prior to September 2000); Lexington
Massachusetts Financial Services Company, Senior         Funds, Treasurer (prior to September 2000)
Vice President and Associate General Counsel
                                                         ROBERT J. MANNING(2) (born 10/20/63)
STEPHEN E. CAVAN (born 11/06/53)                         President
Secretary and Clerk                                      Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Senior         Executive Officer, President, Chief Investment
Vice President, General Counsel and Secretary            Officer and Director

STEPHANIE A. DESISTO (born 10/01/53)                     ELLEN MOYNIHAN (born 11/13/57)
Assistant Treasurer                                      Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Vice
President (since April 2003); Brown Brothers             President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               JAMES O. YOST (born 06/12/60)
Investment Management, Senior Vice President             Assistant Treasurer
(prior to November 2002)                                 Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

(1) Resigned on February 6, 2004.
(2) Appointed President on February 6, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer will hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Mr. Shames has served as a Trustee of the Trust continually since originally appointed until February 13,
2004. Messrs. Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Mr. Gutow has served as a Trustee of the Trust since
August 1, 2001. Messrs. Cohn, Sherratt and Smith, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January
1, 2002, until February 6, 2004, and Mr. Parke served as a Trustee of the Trust from January 1, 2002, until
February 6, 2004. Ms. O'Neill retired on December 31, 2003. Mr. Gunning and Ms. Lane have served as Trustees of the Trust since January 27, 2004, and Messrs. Manning and Pozen have served as Trustees of the Trust since
February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       PORTFOLIO MANAGERS
Massachusetts Financial Services Company                 Edward L. O'Dette
500 Boylston Street, Boston, MA                          Terri A. Vittozzi
02116-3741
                                                         CUSTODIAN
DISTRIBUTOR                                              State Street Bank and Trust Company
MFS Fund Distributors, Inc.                              225 Franklin Street, Boston, MA
500 Boylston Street, Boston, MA                          02110
02116-3741

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. The prospectus contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, the fees, charges and expenses involved, as well as other information about the fund. The prospectus should be read carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                              MCM-SEM-4/04 71M

ITEM 2. CODE OF ETHICS.

Applicable for semi-annual reports if the registrant has amended the code of ethics during the period covered by the report or has granted a waiver, including an implicit waiver, from a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time. [Applicable for periods ending on or after July 9, 2004 (beginning with Form N-CSRs filed at the end of September, 2004 for July 31, 2004 reporting period.)]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) [**An amendment to the code of ethics, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not Applicable.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IV

By (Signature and Title)*  ROBERT J. MANNING
                           ---------------------------------
                           Robert J. Manning, President

Date:   April 23, 2004
        --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  ROBERT J. MANNING
                           ---------------------------------
                           Robert J. Manning, President
                           (Principal Executive Officer)

Date:   April 23, 2004
        --------------

By (Signature and Title)*   RICHARD M. HISEY
                            --------------------------------
                            Richard M. Hisey, Treasurer
                            (Principal Financial Officer and
                            Accounting Officer)

Date:   April 23, 2004
        --------------

* Print name and title of each signing officer under his or her signature.